                                                                   Exhibit 10.21


                                   STEELCASE

                                 BENEFIT PLAN

                             FOR OUTSIDE DIRECTORS

                        (Effective as of March 1, 1999)

                               TABLE OF CONTENTS
                               -----------------

                                                                                                      Page
                                                                                                      ----
ARTICLE I     EFFECTIVE DATE, INTENT AND DURATION OF PLAN,
              --------------------------------------------
              AND DEFINITIONS......................................................................      1
              ---------------

              1.1       Effective Date.............................................................      1
                        --------------
              1.2       Intent of the Plan.........................................................      1
                        ------------------
              1.3       Alteration or Amendments to the Plan.......................................      1
                        ------------------------------------
              1.4       Definitions................................................................      1
                        -----------

ARTICLE II    ELIGIBILITY; ENROLLMENT AND DATE OF COVERAGE;
              ---------------------------------------------
              AND TERMINATION OF COVERAGE...........................................................    12
              ---------------------------

              2.1      Eligible Outside Directors...................................................    12
                       --------------------------
              2.2      Eligible Dependents..........................................................    12
                       -------------------
              2.3      Enrollment...................................................................    14
                       ----------
              2.4      Effective Date of Coverage for Outside Directors
                       ------------------------------------------------
                       and Their Dependents.........................................................    16
                       --------------------
              2.5      Special Enrollment Period....................................................    16
                       -------------------------
              2.6      Effective Date of Coverage for Retired Outside
                       ----------------------------------------------
                       Directors and Their Dependents...............................................    17
                       ------------------------------
              2.7      Termination of Coverage......................................................    18
                       -----------------------
              2.8      Continuation Coverage........................................................    20
                       ---------------------
              2.9      Certificates of Creditable Coverage..........................................    24
                       -----------------------------------

ARTICLE III   ADMINISTRATION........................................................................    25
              --------------

              3.1      Plan Administrator...........................................................    25
                       ------------------
              3.2      Responsibilities of Plan Administrator.......................................    25
                       --------------------------------------
              3.3      Benefit Administrator Appointment............................................    26
                       ---------------------------------
              3.4      Standard of Care.............................................................    27
                       ----------------
              3.5      Indemnification..............................................................    27
                       ---------------
              3.6      Interrelationship of Fiduciaries.............................................    27
                       --------------------------------

ARTICLE IV    COORDINATION OF BENEFITS..............................................................    28
              ------------------------

              4.1      Generally....................................................................    28
                       ---------
              4.2      Coordination with Other Plans................................................    29
                       -----------------------------
              4.3      Medicaid.....................................................................    29
                       --------
              4.4      Medicare.....................................................................    29
                       --------
              4.5      Right to Information Regarding Other Plans...................................    30
                       ------------------------------------------

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                                                                                                          ----
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ARTICLE V      CLAIMS................................................................................       30
               ------

               5.1      Notice and Proof of Loss Required - Medical..................................       30
                        -------------------------------------------
               5.2      Notice and Proof of Loss Required - Dental...................................       31
                        ------------------------------------------
               5.3      Examination and Release of Information.......................................       32
                        --------------------------------------
               5.4      Payment of Benefits..........................................................       32
                        -------------------
               5.5      Claim Review Procedure.......................................................       33
                        ----------------------
               5.6      Legal Actions................................................................       33
                        -------------
               5.7      Facility of Payment..........................................................       34
                        -------------------
               5.8      Nonassignability.............................................................       34
                        ----------------

ARTICLE VI     PLAN'S RIGHTS OF RECOVERY.............................................................       35
               -------------------------

               6.1      Right to Recover Overpayments................................................       35
                        -----------------------------
               6.2      Right to Reimbursement and Right of Subrogation..............................       35
                        -----------------------------------------------

ARTICLE VII    PLAN FUNDING..........................................................................       36
               ------------

               7.1      Funding......................................................................       36
                        -------
               7.2      Insurance....................................................................       37
                        ---------

ARTICLE VIII   MAJOR MEDICAL BENEFIT.................................................................       37
               ---------------------

               8.1      This Article and Article IX Generally........................................       37
                        -------------------------------------
               8.2      Deductible...................................................................       38
                        ----------
               8.3      Copayment....................................................................       38
                        ---------
               8.4      Exceptions to Deductible and Copayment Rules.................................       38
                        --------------------------------------------
               8.5      Out-of-Pocket Expense........................................................       39
                        ---------------------
               8.6      Maximum Lifetime Benefit.....................................................       39
                        ------------------------
               8.7      Eligible Medical Expenses....................................................       39
                        -------------------------
               8.8      Managed Health Care Benefits.................................................       51
                        ----------------------------

ARTICLE IX     MEDICAL EXPENSES NOT ELIGIBLE.........................................................       51
               -----------------------------

ARTICLE X      DENTAL BENEFIT........................................................................       58
               --------------

               10.1     This Article Generally.......................................................       58
                        ----------------------
               10.2     The Maximum..................................................................       58
                        -----------
               10.3     Eligible Dental Services.....................................................       58
                        ------------------------


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               10.4     Dental Expenses Not Eligible.................................................       62
                        ----------------------------
               10.5     Special Rules................................................................       64
                        -------------

ARTICLE XI     ADOPTING AND SUCCESSOR EMPLOYERS......................................................       65
               --------------------------------

               11.1     Adopting Employers...........................................................       65
                        ------------------
               11.2     Successor Employer...........................................................       65
                        ------------------

ARTICLE XII    MISCELLANEOUS.........................................................................       65
               -------------

               12.1     Captions.....................................................................       65
                        --------
               12.2     Construction.................................................................       65
                        ------------
               12.3     No Vested Rights.............................................................       66
                        ----------------
               12.4     Participants' Rights.........................................................       66
                        --------------------
               12.5     Counterparts.................................................................       66
                        ------------
               12.6     Severability.................................................................       66
                        ------------
               12.7     Governing Law................................................................       66
                        -------------

SIGNATURE PAGE.......................................................................................       66

SCHEDULE A...........................................................................................       67

                                   STEELCASE
                                 BENEFIT PLAN
                             FOR OUTSIDE DIRECTORS


                                   ARTICLE I

         EFFECTIVE DATE, INTENT AND DURATION OF PLAN, AND DEFINITIONS
         ------------------------------------------------------------


1.1  Effective Date.
     --------------

Steelcase Inc. adopts the Steelcase Benefit Plan for Outside Directors to provide medical and dental care benefits for eligible Outside Directors and Dependents. The Plan is adopted effective March 1, 1999.

1.2  Intent of the Plan.
     ------------------

It is intended that the requirements of ERISA be satisfied with regard to the Plan and that the health and accident benefits are provided to Participants in accordance with Section 105 of the Code.

1.3  Alteration or Amendments to the Plan.
     ------------------------------------

Steelcase Inc. reserves the right to amend any of the Plan provisions, including the modification, reduction or elimination of benefits, or to discontinue all or any part of the Plan as Steelcase Inc., in its sole discretion, deems necessary, without prior notice to any Participant. Such changes shall be made in writing by amendment to this Plan document and upon execution by an authorized officer. Such amendment shall be fully effective in accordance with its terms.

Discontinuance of any coverage shall not prejudice any claims for medical and dental expenses incurred before the date of such discontinuance, provided that a claim for benefits is submitted within the allowable time periods stated in the Plan.

1.4  Definitions.
     -----------

The following terms have the meanings set forth below, wherever the terms appear in this document.

          (a)  Ambulatory Surgical Center:  A specialized facility which
               --------------------------
               satisfies one of the following requirements:

               (i) Where licensing is required by state law, the facility has been licensed as an Ambulatory Surgical Center by the regulatory authority having responsibility for such licensing under the laws of the jurisdiction in which it is located; or
                                                                     --

               (ii) Where licensing of such facility is not required by state law, the facility meets all of the following requirements:

                    (A) It is primarily a place where Surgical Procedures are performed (i.e., not a Physician's office) that is operated and equipped in accordance with any applicable state law.

                    (B) It is operated under the supervision of a licensed doctor of medicine or doctor of osteopathy who is devoted full-time to supervision and permits a Surgical Procedure to be performed only by a duly qualified Physician who at the time the Surgical Procedure is performed, is privileged to perform the Surgical Procedure in at least one Hospital in the area.

                    (C) It requires in all cases other than those requiring only local infiltration anesthetics that a licensed anesthesiologist administer the anesthetics or supervise an anesthetist who administers the anesthetic and that the anesthesiologist or anesthetist remains present throughout the Surgical Procedure.

                    (D) It provides at least one operating room and at least one post-anesthesia recovery room.

                    (E) It is equipped to perform diagnostic x-ray and laboratory examinations or has an arrangement to obtain these services.

                    (F) It has trained personnel and necessary equipment to handle emergency situations.

                    (G) It has immediate access to a blood bank or blood supplies.

                    (H) It provides the full-time services of one or more registered nurses for patient care in the operating rooms and in the post-anesthesia recovery room.

                    (I) It maintains an adequate medical record for each patient, containing an admitting diagnosis which includes, for all patients except those undergoing a Surgical Procedure under local anesthesia, a preoperative examination report, medical history and laboratory tests and/or x-rays, an operative report and a discharge summary.

               An Ambulatory Surgical Center which is part of a Hospital shall be considered an Ambulatory Surgical Center for purposes of the Plan.

          (b)  Benefit Administrator:  The third party administrator or
               ---------------------
               administrators, if any, selected by Steelcase Inc. to provide certain administrative services under the Plan as described in
               Section 3.3.

          (c)  Chronic Treatment:  Treatment of a chronic condition that is
               -----------------
               marked by a lengthy duration or frequent recurrence.

          (d)  COBRA:  The Consolidated Omnibus Budget Reconciliation Act of
               -----
               1985, as amended.

          (e)  Code:  The Internal Revenue Code of 1986, as amended.
               ----

          (f)  Company:  Steelcase Inc., the Steelcase Foundation and any
               -------
               Related Company to Steelcase Inc. whose Outside Directors are eligible to participate in the Plan, and any successor employer who adopts the Plan in accordance with Section 12.2. However, Steelcase Inc. is the Plan sponsor and shall perform all duties of the Plan sponsor.

          (g)  Convalescent/Hospice Facility:
               -----------------------------

               (i) A Skilled Nursing Facility, as the term is defined in Medicare, which is qualified to participate and eligible to receive payments under and in accordance with the provisions of Medicare, except for a Skilled Nursing Facility which is part of a Hospital; or

               (ii) An institution which fully meets all of the following tests:

                    (A) It is operated in accordance with the applicable laws of the jurisdiction in which it is located;

                    (B) It is under the supervision of a licensed Physician, or registered nurse, who is devoted full-time to such supervision;

                    (C) It is regularly engaged in providing room and board and continuously provides 24-hour-a-day skilled nursing care of sick and injured persons at the patients' expense during the convalescent stage of an Illness or Injury;

                    (D) It maintains a daily medical record of each patient who is under the care of a duly licensed Physician;

                    (E) It is authorized to administer medication to patients on the order of a duly licensed Physician;

                    (F) It is not, other than incidentally, a home for the aged or the blind or the deaf, a hotel, a domiciliary care home, a maternity home, or a home for alcoholics or drug addicts or the mentally ill; and

                    (G)  It is not a Hospital or part of a Hospital.

          (h)  Copayment:  The amount of otherwise Eligible medical Expenses
               ---------
               which the Participant is required to pay after first paying the Deductible.

          (i)  Covered Membership:  The period of time an individual serves as
               ------------------
               an Outside Director on the board of Steelcase Inc., the Steelcase Foundation, or a Related Company of Steelcase Inc. that participates in the Plan. Attached Schedule A is a list of the Related Companies which participate in the Plan.

          (j)  Creditable Coverage:  Coverage of an individual under a group
               -------------------
               health plan, a group or individual health insurance policy, an HMO, Medicare, Medicaid, a public health plan or any other health plan as set forth in HIPAA and the regulations issued pursuant to HIPAA.

          (k)  Deductible:  The amount of otherwise Eligible Expenses which the
               ----------
               Participant must pay before any medical benefits are paid under the Plan.

          (l)  Dentist:  A person duly licensed to practice dentistry by the
               -------
               government authority having jurisdiction over the licensing and practice of dentistry in the locality where the service is rendered.

          (m)  Dependent:
               ---------

               (i) The Outside Director's spouse to whom the Outside Director is legally married. For purposes of this provision, a person is "legally married" to the Outside Director if the marriage is recognized as valid and enforceable in the jurisdiction where the couple is initially married at the time the couple is initially married and the marriage is recognized as valid and enforceable in the jurisdiction where the couple resides at the time the spouse initially becomes eligible to participate in the Plan. For purposes of this provision the term "spouse" does not include a spouse by common-law marriage; or

               (ii) The Outside Director's Dependent children, which includes the following:

                    (A) The Outside Director's unmarried natural child or legally adopted child or a child who is placed with the Outside Director for adoption within the meaning of
                         Section 609(c)(3)(B) of ERISA;

                    (B) The Outside Director's unmarried step-child who is financially dependent upon the Outside Director and resides in the Outside Director's household; and

                    (C) An unmarried child over whom the Outside Director is the full legal guardian provided the child is solely financially dependent upon the Outside Director, resides in the Outside Director's household and is related to the Outside Director by blood or marriage.

                    Notwithstanding the above, a Dependent child shall also include a child for whom an Outside Director is obligated to provide medical care under a "qualified medical child support order," as defined by applicable state and federal law.

          (n)  Developmental Treatment:  Treatment for an activity or function
               -----------------------
               which is normally achieved by a person without intervention; treatment for a skill that is expected at a certain age and has not developed normally.

          (o)  Eligible Expenses:  The expenses which may be used as the basis
               -----------------
               for a claim under the Plan. Eligible Expenses under each benefit are listed in the Section or Article which describes the benefit.

          (p)  ERISA:  The Employee Retirement Income Security Act of 1974, as
               -----
               amended.

          (q)  FMLA:  The Family and Medical Leave Act of 1993, as amended.
               ----

          (r)  Full-Time Student:  Whether a student is considered full-time is
               -----------------
               determined by the educational institution the student attends; otherwise, in the absence of a definition by the educational institution, it is at least 12 units of academic work per term or semester. Accredited technical, trade, vocational or nursing schools are eligible subject to documentation from the school. All courses must be taken for credit in a degreed program and to broaden the student's educational knowledge.

          (s)  HIPAA:  The Health Insurance Portability and Accountability Act
               -----
               of 1996, as amended.

          (t)  HMO:  A health maintenance organization established pursuant to
               ---
               the federal Health Maintenance Organization Act of 1973, as amended, or a state law authorizing the establishment of health maintenance organizations.

          (u)  Hospice Program: A coordinated set of services provided at home,
               ---------------
               on an outpatient basis or on a inpatient basis to a Terminally Ill Participant. A Hospice Program addresses the physical, psychological, social and spiritual needs of the Terminally Ill Participant during the period of Illness. Hospice Program services are provided through a coordinated interdisciplinary team which may include services provided by trained volunteers. The Hospice Program must meet the standards set by the National Hospice Organization; be licensed by the state in which it operates, if applicable; and be Medicare-certified.

          (v)  Hospital:  An institution operated pursuant to law for the
               --------
               medical care and treatment of sick and injured persons, which fully meets one of the following requirements:

               (i) It is accredited as a hospital by the Joint Commission on Accreditation of Health Organizations; or
                                                            --

               (ii)  It is approved by Medicare as a hospital; or
                                                               --

               (iii) It meets all of the following tests:
                              ---

                    (A) It maintains on the premises diagnostic and therapeutic facilities for surgical and medical diagnosis and treatment of sick and injured persons by or under the supervision of a staff of duly qualified Physicians; and

                    (B) It continuously provides on the premises 24-hour-a-day nursing service by or under the supervision of registered nurses; and

                    (C) It is operated continuously with organized facilities for operative surgery on the premises.

              The term "Hospital" shall further include facilities licensed for the treatment of Mental or Nervous Disorders and Substance Abuse.

              The term "Hospital" shall not include:
                                        ---

              (i) A convalescent home, an extended care facility, or residential unit within or affiliated with the Hospital;

              (ii)  A clinic;

              (iii) A nursing, rest, training, educational or convalescent home, or extended care facility, nor an institution operated primarily for the care of the aged; or

              (iv)  A sub-acute unit.

         (w)  Illness:  A non-occupational sickness, disease, or mental or
              -------
              physical condition which requires treatment by a Physician and which may impair a Participant's general physical condition. Illness includes a Mental or Nervous Disorder or Substance Abuse. Illness also includes pregnancy, childbirth, miscarriage, and related complications of an Employee or a Dependent spouse who is a Participant. Illness includes voluntarily sterilization, but does not include the reversal of sterilization (except as otherwise provided in the Plan).

         (x)  Injury:  A non-occupational accidental bodily injury caused by
              ------
              external means which requires the treatment of a Physician.

         (y)  Maintenance Treatment:  Treatment to preserve but not improve a
              ---------------------
              current level of functioning.

          (z)  Medically Necessary:  A health care service, supply, treatment,
               -------------------
               or medicine is considered medically necessary if meeting all of the following requirements:

               (i) It is appropriate and required for the diagnosis or treatment of the Illness or Injury;

               (ii) It is safe and effective according to accepted clinical evidence reported by generally recognized medical professionals or publications and is part of a course of treatment that is generally accepted by the American Medical Association;

               (iii) There is not a less intensive or more appropriate place of service or diagnostic or treatment alternative that could have been used in lieu of the place of service or service or supply given;

               (iv) The treatment is provided in a clinically controlled research setting using a specific research protocol that meets standards equivalent to that as defined by the National Institute of Health for a life threatening or seriously debilitating condition. The treatment must be considered safe with promising efficacy as demonstrated by accepted clinical evidence reported by generally recognized medical professionals or publications;

               (v)   It must be legal;

               (vi) It must be the proper quantity, frequency, and duration to treat the condition for which it was ordered; and

               (vii) Its purpose must be to restore health and extend life.

               If there is disagreement between the attending Physician and the Plan Administrator or designated medical review specialist as to whether a health care service, supply, treatment or medicine is considered Medically Necessary, a third party consulting Physician shall be used as designated by the Plan Administrator. A determination that a service or supply is not Medically Necessary may apply to the entire service or supply.

          (aa) Mental or Nervous Disorder:  A mental, psychoneurotic or
               --------------------------
               personality disorder.

          (bb) Nurse Practitioner:  A person who is licensed or certified to
               ------------------
               practice as a nurse practitioner and fulfills both of the following requirements:

               (i) The person is licensed by a board of nursing as a registered nurse; and

               (ii) The person has completed a program approved by the state for the preparation of nurse practitioners.

               Nurse Practitioners are payable on the same Eligible Expenses as given by a Physician.

          (cc) Out-of-Pocket Expenses:  Out-of-pocket expenses include:
               ----------------------

               (i) Eligible medical Expenses applied toward the Deductible for a Plan Year; and

               (ii) The portion of excess Eligible medical Expenses not payable for such year because of the application of the Plan Copayment rules.

               (iii)Out-of-pocket expenses do not include:
                                           ------

                    (A)  The Deductible and Copayment for chiropractic services;

                    (B) Expenses for the treatment of Mental or Nervous Disorders or Substance Abuse that are not preapproved by the URP;

                    (C) Copayments for the mail-order service and retail pharmacy prescription program; and

                    (D) Any other expenses which constitute a penalty for noncompliance, exceed the Reasonable and Customary Charge, or exceed the limits or are excluded under the provisions of the Plan.

          (dd) Outside Director.  An individual who serves on the Board of
               ----------------
               Directors of the Company who is not an employee or retiree of the Company.

          (ee) Participant:  An Outside Director, Dependent of an Outside
               -----------
               Director, retired Outside Director or Dependent of a retired Outside Director who has met the eligibility and participation requirements of Article II and who is enrolled for coverage under the Plan. A Participant also includes an individual who has lost Plan eligibility but who is continuing participation under the Plan in accordance with
               Article II and federal law (e.g., pursuant to COBRA).

          (ff) Permanent and Total Disability (PTD):
               ------------------------------------

               (i)  Outside Director:  In order for PTD to be considered, an
                    ----------------
                    Outside Director must, for medical reasons, be unable to perform his or her usual duties with the Company as a board member.

               (ii) Dependent:  The complete inability to engage in the normal
                    ---------
                    activities of a person of like age and sex in good health.
                    A duly qualified Physician must certify in writing that a working-age child is incapable of self-sustaining employment because of mental retardation or physical handicap.

          (gg) Physician:  A physician who, with respect to the treatment
               ---------
               rendered to an individual covered under this Plan, is acting within the lawful scope of his or her license as a Doctor of Medicine or a Doctor of Osteopathy or a Doctor of Chiropractic.

          (hh) Plan:  The Steelcase Benefit Plan for Outside Directors as of
               ----
               March 1, 1999.

          (ii) Plan Administrator:  The named fiduciary responsible for the
               ------------------
               operation and administration of the Plan. Steelcase Inc. shall be the Plan Administrator.

          (jj) Plan Year:  The 12-consecutive-month period ending on the last
               ---------
               day of February.

          (kk) PPO:  A group of Physicians, Hospitals and other health care
               ---
               providers who have joined together to offer health care services at reasonable prices. Participants are responsible for determining whether a provider is part of the PPO prior to receiving treatment. Benefits shall be based on the status of the provider with the PPO and the Plan as of the day the treatment is provided.

          (ll) Preventive Care:  Care to hinder the occurrence of a condition.
               ---------------

          (mm) Reasonable and Customary Charge:   The prevailing fee made by the
               -------------------------------
               provider of a service or supply, taking into consideration the following:

               (i) The customary fee the Physician charges patients for similar services;

               (ii) The prevailing range of fees for similar services as charged by Physicians with similar training and experience within the same first three digits of the zip code in which the services were performed; and

               (iii) Unusual circumstances or medical complications.

               To determine whether a charge is a Reasonable and Customary Charge, the Plan Administrator or its agent or contractor may use a relative value schedule, relating the value of one medical procedure or Surgical Procedure to another in the determination of the proportionate value of each. A conversion factor, based on geographical areas, would then apply to the procedures listed in the relative value schedule to determine the average dollar value for each procedure.

          (nn) Related Company:
               ---------------

               (i) Any member of a controlled group of corporations in which Steelcase Inc. is a member, as defined in Section 414(b) of the Code;

               (ii) Any other trade or business under common control of or with Steelcase Inc., as defined in Section 414(c) of the Code;

               (iii) Any member of an affiliated service group with Steelcase
                     Inc., as defined in Section 414(m) of the Code; and

               (iv) Any other entity required to be aggregated within Steelcase Inc. pursuant to regulations under Section 414(o) of the Code.

          (oo) Special Enrollment Period:  The period for an individual with
               -------------------------
               special enrollment rights to make enrollment elections under the Plan. The circumstances under which an individual has special enrollment rights are described in Section 2.5 and are prescribed by HIPAA and the regulations issued pursuant to HIPAA.

          (pp) Substance Abuse:  The taking of alcohol or other drugs at dosages
               ---------------
               which place a Participant's welfare at risk, causes the Participant to lose self control or endangers the public welfare, and which constitutes alcohol or drug dependence.

          (qq) Surgical Procedure:  A cutting procedure; treatment of a fracture
               ------------------
               or burn; reduction of a dislocation; endoscopic procedure; x-ray or radium therapy used in lieu of a cutting procedure for tumor, tonsil, or lymphoid tissue removal; injection treatment of hernia, hemorrhoids or varicose veins; the delivery of a newborn child; suturing; treatment of a joint under general anesthesia; electro cauterization; tapping administration of pneumothorax; injection of sclerosing solution; removal of an impacted tooth; and an elective tubal ligation or sterilization procedure.

          (rr) Terminally Ill Participant: A Participant whose life expectancy
               --------------------------
               is six months or less, as certified by the Participant's
               Physician.

          (ss) URP:  A utilization review provider selected by the Plan
               ---
               Administrator to provide utilization review services under the Plan.


                                  ARTICLE II

                 ELIGIBILITY; ENROLLMENT AND DATE OF COVERAGE;
                 ---------------------------------------------
                          AND TERMINATION OF COVERAGE
                          ---------------------------

2.1  Eligible Outside Directors.
     --------------------------

Each Outside Director of the Company shall be eligible to participate in the Plan on the first day of the Outside Director's term as a board member.

An Outside Director who was covered under this Plan before the Outside Director stopped serving as a board member shall be eligible to participate in a standard package of medical and dental benefits under the Plan upon retirement from the board provided that the Outside Director completed at least two full terms on the board before retirement.

2.2  Eligible Dependents.
     -------------------

          (a)  Dependents.  The Dependents of each eligible Outside Director
               ----------
               shall be eligible to participate in the medical and dental benefits portion of the Plan. However, in the case of Dependent children, Plan coverage is only available as follows:

               (i)  For a Dependent child under age 19;

               (ii) For a Dependent child age 19 to age 25, if the child is a
                    Full-Time Student. When Full-Time Student status ceases, eligibility shall continue for six months or until the attainment of age 25, whichever occurs first. If a child ceases Full-Time Student status and reenrolls at a later date, eligibility shall begin on the first day classes begin.

               (iii) For a Dependent child who becomes mentally or physically incapacitated (i.e., PTD) before reaching the limiting age (i.e., age 19 or age 25 if a Full-Time Student), eligibility shall continue beyond the limiting age for the period of incapacity. Satisfactory proof of incapacity must be provided to the Plan Administrator no later than 30 days after the child reaches the limiting age and periodically thereafter, at the Plan Administrator's request.

          (b)  Qualified Medical Child Support Orders.  If an Outside Director
               --------------------------------------
               is required to provide medical care to a child pursuant to a qualified medical child support order, the following rules apply:

               (i) The Outside Director must pay any required contributions for the child's coverage on the same basis as if the Outside Director elected Dependent coverage for the child under the Plan.

               (ii) If the Outside Director is not the custodial parent, the Plan shall provide whatever information is needed to the custodial parent in order for the child to obtain benefits.

               (iii) If the Outside Director is not the custodial parent, the
                     Plan shall permit the custodial parent to submit claims on behalf of the child without the approval of the Outside Director.

               (iv) If the Outside Director is not the custodial parent, the Plan may make benefit payments to the custodial parent or the state administrative agency initiating the qualified medical child support order, in addition to any other parties to which payment may be made as provided under the Plan.

          (c)  Dependents of Retired Outside Directors.  The Dependents of each
               ---------------------------------------
               eligible retired Outside Director shall be eligible to participate in the medical and dental benefits under the Plan. Eligibility for Dependent children shall be subject to the rules set forth in subsection (a). In addition, the following rules apply:

               (i) New spouses may not be added to the retired Outside Director's coverage after the retired Outside Director's retirement date unless the new spouse is already enrolled in

                     Company-provided medical and dental coverage as an employee or a Dependent.

               (ii) Dependent children cannot be added to the retired Outside Director's coverage after the retired Outside Director's retirement date unless the child is already enrolled in Company-provided medical and dental coverage as a Dependent and the child continues to be an eligible Dependent child pursuant to Sections 1.4(o) and 2.2(a).

               (iii) Notwithstanding any other provision of the Plan, if a
                     Dependent child is conceived as of the retired Outside Director's retirement date and is due and born within nine months after the retired Outside Director's retirement date, the child shall be eligible for retiree coverage as a Dependent child.

2.3  Enrollment.
     ----------

          (a)  Outside Directors.  To become covered for the benefits provided
               -----------------
               by this Plan, an eligible Outside Director must furnish the Company an application for enrollment.

               (i) An eligible Outside Director who is covered under a predecessor Company plan shall be deemed to have applied for coverage under this Plan as of his or her date of eligibility.

               (ii) Each other Outside Director should apply for coverage under the Plan not later than 30 days after first becoming eligible.

          (b)  Retired Outside Directors.  An Outside Director who is covered
               -------------------------
               under this Plan on the day before retirement from the board and who qualifies for retiree medical and dental benefits, must reenroll as a retiree within the 30-day period prior to or immediately following his or her actual retirement (date stopped serving as a board member), otherwise all coverage under the Plan terminates as of the last day of service as a board member and the Outside Director cannot again become covered under the Plan as a retired Outside Director, except for coverage available under the COBRA provisions described in Section 2.8.


          (c)  Continued Eligibility for Medical and Dental Benefits.
               -----------------------------------------------------

               (i) Covered Dependents of deceased Outside Directors and deceased retired Outside Directors may receive survivor coverage. Medical and dental benefits under the Plan are provided to eligible surviving Dependents at no cost and for a period of time equal to three months multiplied by the deceased Outside Director's years of continuous service on the board.

                    An otherwise surviving Dependent is not eligible for survivor coverage if:

                    (A) The Dependent is also an employee of the Company. If the Dependent had opted out of Company-provided group health coverage, the Dependent can enroll in Company group health coverage upon the death of the Outside Director/retired Outside Director;

                    (B) The Outside Director had no Company-provided group health coverage (i.e., the Outside Director had opted out of Company-provided group health coverage as of the time of his or her death);

                    (C) The retired Outside Director did not elect to enroll in retiree benefits under the Plan at the time of his or her retirement from the board; or

                    (D) The Dependent is determined to be criminally accountable for the felonious and intentional killing of the Outside Director/retired Outside Director.

                    When survivor coverage ends, participating Dependents may be eligible for COBRA continuation coverage.

               (ii) If an Outside Director participating in the Plan is
                    determined to be PTD, his or her term on the board shall end. If the Outside Director satisfied the requirements for coverage as a retired Outside Director (i.e., the completion of at least two full terms on the board), that person shall be placed into retired Outside Director status. However, if at the time of termination on the board, the PTD Outside Director had not satisfied the requirements for retired Outside Director coverage (i.e., the completion of at least two full terms on the board) that person and his or her Dependents shall be eligible for medical and dental benefits under the Plan at no cost for a period of time equal to three months multiplied by the Outside Director's years of continuous service on the board. When this extension of coverage ends, the PTD Outside Director and his or her

                    Dependents may be eligible for COBRA continuation coverage.

2.4  Effective Date of Coverage for Outside Directors and Their Dependents.
     ---------------------------------------------------------------------

          (a)  Outside Directors.  Each eligible Outside Director of the Company
               -----------------
               shall be covered by the Plan on the first day of his or her term as a board member if he or she timely applies for coverage under the Plan as set forth in Section 2.3(a).

          (b)  Dependents of Outside Directors.  Each eligible Dependent of a
               -------------------------------
               covered Outside Director becomes covered under the Plan as follows:

               (i) On the day the Outside Director becomes covered if the Dependent is then eligible and the Outside Director elected Dependent coverage on the application; or

               (ii) On the later day on which the Company receives the Outside
                    Director's application for Dependent coverage, if the Dependent is then eligible. The effective date for coverage shall be as of the date the Dependent became eligible under the Plan provided the application for enrollment is made within 30 days of the eligibility date. If the application for enrollment is not timely made, the effective date for coverage shall be the actual date of enrollment.

2.5  Special Enrollment Period.
     -------------------------

Notwithstanding any other provision of the Plan an Outside Director or a Dependent of an Outside Director has special enrollment rights to enroll during a Special Enrollment Period. An Outside Director or a Dependent of an Outside Director has special enrollment rights to enroll during a Special Enrollment Period in the following circumstances:

          (a) Where the individual declined coverage when initially eligible because the individual had other individual or group health coverage and the other coverage is lost as follows:

               (i) Where the other coverage is COBRA continuation coverage and it has been exhausted;

               (ii) Where the other coverage is lost due to the individual's ineligibility (i.e., as a result of a Change in Family Status); or

               (iii) Where the other coverage is lost because employer
                     contributions for the coverage have been terminated.

               An individual who voluntarily terminates other coverage or who lost other coverage due to the nonpayment of the required contribution or for cause (e.g., for filing fraudulent claims) shall not have special enrollment rights.

          (b) Where the Outside Director has a new Dependent by marriage, birth, adoption or placement for adoption. In this situation, special enrollment rights are available to the Outside Director, the Outside Director's spouse, and any child who becomes a Dependent due to the marriage, birth, adoption, or placement for adoption.

Enrollment must be requested for an individual with special enrollment rights during a Special Enrollment Period, which is during the first 30 days after the loss of other coverage or marriage, birth, adoption or placement for adoption (whichever is applicable). Enrollment shall be effective on the first day of the month after the completed request for enrollment is received except in the case of an application due to birth, adoption, or placement for adoption, in which such case enrollment is effective as of the date of the birth, adoption, or placement for adoption (for all eligible individuals enrolling as a result of the new Dependent).

2.6  Effective Date of Coverage for Retired Outside Directors and Their
     ------------------------------------------------------------------
Dependents.
----------

          (a)  Retired Outside Directors.  An Outside Director who completes at
               -------------------------
               least two full terms as a board member and then stops serving as a board member and who is covered under the Plan on the day before retirement from the board shall be covered under the Plan as a retired Outside Director on the date of retirement if the Outside Director is eligible under Section 2.1 and applies for the benefits available as a retired Outside Director within the 30-day period prior or immediately following actual retirement.

          (b)  Dependents of Retired Outside Director.  Each eligible Dependent
               --------------------------------------
               of a retired Outside Director shall be covered under the Plan as follows:

               (i) On the day the Outside Director becomes covered as a retired Outside Director if the Dependent was previously covered under the Plan and the Outside Director elected Dependent coverage in the application for retired Outside Director coverage.

               (ii) If a retired Outside Director has future Dependents, they do not become covered automatically and may not be eligible for coverage (see Section 2.2(c)).

2.7  Termination of Coverage.
     -----------------------

           (a) Outside Directors. Each coverage under the Plan (medical, dental)
               -----------------
               shall cease for an Outside Director on the earliest of the following dates:

               (i) The date of discontinuance of the Plan as a whole or discontinuance of that particular coverage.

               (ii) The date as of which the Outside Director voluntarily withdraws from the Plan.

               (iii) Except as otherwise provided in this subsection, the date as of which the Outside Director ceases to be eligible for that coverage, as determined by Section 2.1.

               (iv) The date the Outside Director ceases to be a board member unless coverage continues under the Plan as a retired Outside Director.

               (v) The first day of the period for which any required contributions for the Outside Director's coverage is not timely paid.

               (vi) The date on which the Outside Director's participation is terminated for cause by the Plan Administrator. A termination for cause means that the Outside Director is found to misrepresent information in an application for participation or on a claim for benefits.

           (b) Retired Outside Directors. Each coverage under the Plan (medical,
               -------------------------
               dental) shall cease for a retired Outside Director on the earliest of the following dates:

               (i) The date of discontinuance of the Plan as a whole or discontinuance of that particular coverage.

               (ii) The date as of which the retired Outside Director voluntarily withdraws from the Plan.

               (iii) The first day of the period for which any required
                     contributions for the retired Outside Director's coverage are not timely paid.

               (iv) The date on which the retired Outside Director's participation is terminated for cause by the Plan Administrator. A termination for cause means that the retired Outside Director is found to misrepresent information in an application for participation or on a claim for benefits.

          (c)  Dependents.  Each coverage under the Plan (medical, dental) shall
               ----------
               cease for a Dependent of a participating Outside Director or retired Outside Director on the earliest of the following dates:

               (i) The date on which that particular coverage terminates for the Outside Director or retired Outside Director with respect to whom the Dependent coverage is provided.

               (ii) The date as of which the Outside Director, retired Outside Director or the Dependent (if an adult) voluntarily withdraws the Dependent from the Plan.

     `         (iii) The date as of which the Dependent ceases to come within the Plan's definition of Dependent. Coverage for Dependent children who are Full-Time Students shall continue for six months after the student is no longer in school, but not beyond age 25, if all other requirements for being a Dependent are met.

               (iv) With respect to a Dependent of an Outside Director, the day the Outside Director ceases to be a board member unless in the application to continue coverage after retirement, the Outside Director also elects to continue coverage for the Dependent.

               (v) The first day of the period for which any required contributions for the Dependent's coverage are not timely paid.

               (vi) The date on which the Dependent's participation is terminated for cause by the Plan Administrator. A termination for cause means that an adult Dependent is found to misrepresent information on a claim for benefits.

2.8  Continuation Coverage.
     ---------------------

Participants in the Plan may extend their medical and dental coverage in certain circumstances where coverage under the Plan would otherwise terminate in accordance with the continuation coverage provisions of COBRA, as described in this Section.

          (a)  Definitions.
               -----------

               (i)  Qualified Beneficiary:  A Participant who is eligible for
                    ---------------------
                    continuation coverage. If a child is born to or adopted by or placed for adoption with an Outside Director during a period of COBRA continuation coverage, the newborn or newly-adopted child shall also be a Qualified Beneficiary. The newborn or newly-adopted child's maximum continuation period shall be measured from the date of the initial Qualifying Event and not from the subsequent date of birth or adoption or placement for adoption.

               (ii) Qualifying Event:  An event which entitles a Qualified
                    ----------------
                    Beneficiary to purchase continuation coverage.

          (b)  Eligibility for Continuation Coverage.
               -------------------------------------

               (i)  Initial Coverage.
                    ----------------


                                                                  Continuation
     Qualifying Event                Qualified Beneficiary       Period (Months)
     ----------------                ---------------------       ---------------

     Outside Director's death        Dependents                         36

     Outside Director's              Dependents not entitled to         36
     entitlement to Medicare         Medicare

     Dependent child becomes         Ineligible Dependent               36
     Ineligible for coverage

     Outside Director's              Dependents                         36
     divorce/legal separation

     Outside Director ceases to      Outside Director & Dependents      18
     be board member

     Commencement of Bankruptcy           Retired Outside   For a Qualified
     proceeding under Title 11 of the     Director and      Beneficiary who is
     United States Code with respect to   Dependents        the retired
     the Company                                            Outside Director
                                                            - until the
                                                            Qualified
                                                            Beneficiary's
                                                            death.



                                                            For Qualified
                                                            Beneficiaries who
                                                            are the spouse,
                                                            surviving spouse, or
                                                            Dependent children
                                                            of the retired
                                                            Outside Director
                                                            upon the occurrence
                                                            of the Qualifying
                                                            Event - the earlier
                                                            of the date of the
                                                            Qualified
                                                            Beneficiary's death
                                                            or 36 months after
                                                            the retired Outside
                                                            Director's death.


            (ii)   Additional Coverage.
                   -------------------

                   (A)   Second Qualifying Event. If the initial continuation
                         -----------------------
                         period is 18 months, the continuation period may be extended for the Qualified Beneficiaries who are the Outside Director's Dependents if a second 36-month Qualifying Event occurs during the initial 18-month period (or during the additional 11-month period in the event of disability, as described below). However, in no event may the total continuation period exceed 36 months from the date of the initial Qualifying Event.

                   (B)   Medicare Entitlement.  If a Qualified Beneficiary who
                         --------------------
                         is an Outside Director experiences a Qualifying Event for which the continuation period is 18 months and the Outside Director becomes entitled to Medicare benefits before the expiration of the 18-month period, the Qualified Beneficiaries who are the Outside Director's Dependents may elect continuation coverage for a maximum period of 36 months, beginning on the date the Dependents experienced the initial Qualifying Event.

                         If an Outside Director becomes entitled to Medicare and the Outside Director ceases to be a board member, the Qualified Beneficiaries who are the Outside Director's Dependents shall be entitled to elect continuation coverage until the later of 36 months after the date of Medicare entitlement or 18 months (or 29 months, if there is a disability extension) after the date the Outside Director ceases to be a board member.

                   (C)   Disability.  If a Qualified Beneficiary experiences a
                         ----------
                         Qualifying Event for which the continuation period is 18 months and the Qualified Beneficiary is determined to be disabled under Title II or Title XVI of the Social Security Act within 60 days of the initial Qualifying Event, the Qualified Beneficiary and the Qualified Beneficiaries who are his or her Dependents shall be entitled to an additional 11 months of continuation coverage (29 months total).

                         However, in order to qualify for the additional 11-month continuation period, the disabled Qualified Beneficiary must provide the Plan Administrator with written notice of the determination of disability before the end of the initial 18-month continuation period and within 60 days after the date of the determination.

                         If there is a final determination that the Qualified Beneficiary is no longer disabled, the Qualified Beneficiary must notify the Plan Administrator within 30 days of the final determination. In this event, continuation coverage for the additional 11-month period shall terminate as of the first day of the month beginning more than 30 days after the date of the final determination or on the date continuation coverage would otherwise terminate, if earlier (see subsection
                         (f)).

     (c)  Notice Requirements.  A Qualified Beneficiary must notify the Plan
          -------------------
          Administrator of a divorce or legal separation or a child losing Dependent status under the Plan within 60 days after the day the Qualified Beneficiary loses health coverage as a result of the Qualifying Event. If timely notice is not received, continuation coverage shall not be available as a result of the divorce, legal separation or loss of Dependent status. The Plan Administrator shall notify all Qualified Beneficiaries of their eligibility for continuation coverage within 14 days after it receives timely notice of the Qualifying Event in the event of a divorce, legal separation, or ineligible

          Dependent, or within 14 days after the occurrence of any other Qualifying Event.

          A Qualified Beneficiary must notify the Plan Administrator of his or her desire to purchase continuation coverage within 60 days after the date the Qualified Beneficiary loses health coverage on account of the Qualifying Event or after the date the Qualified Beneficiary is sent notice of his or her eligibility for continuation coverage, whichever is later. If a Qualified Beneficiary does not elect continuation coverage under the Plan during the 60-day period, coverage shall terminate as provided in Section 2.7.

          All notices required by this Section shall be given in writing.

     (d)  Coverage.  Each Qualified Beneficiary has the right to make an
          --------
          independent election to receive continuation coverage. Continuation coverage shall be identical to the medical and dental coverage the Qualified Beneficiary had immediately before the Qualifying Event. If coverage is subsequently modified for similarly-situated Participants, the same modifications shall apply to the Qualified Beneficiary.

          Qualified Beneficiaries do not have to show evidence of insurability in order to purchase continuation coverage. Qualified Beneficiaries who purchase continuation coverage shall have the opportunity to elect different types of coverage during an open enrollment period in accordance with the opportunity provided to similarly-situated active Outside Directors.

     (e)  Cost. Qualified Beneficiaries shall pay the total cost of the
          ----
          continuation coverage. The cost shall be 102% of the cost of identical coverage for similarly-situated Participants. However, for disabled Qualified Beneficiaries who elect an additional 11 months of continuation coverage under subsection (b)(ii)(C), the cost shall be 150% of the cost of identical coverage for similarly-situated Participants for the additional 11-month period (and for any longer continuation period for which the disabled Qualified Beneficiary is eligible, as permitted by law). The 150% cost amount shall also apply to the disabled Qualified Beneficiary's Dependents, as long as the disabled Qualified Beneficiary is in the coverage group receiving COBRA continuation coverage.

          The initial charge must be paid within 45 days after the Qualified Beneficiary elects continuation coverage. Subsequent charges shall be due monthly, as of the first day of each month, with a 30-day grace period for timely payment. However, no subsequent monthly charge shall be due during the first 45 days after the Qualified Beneficiary initially elects continuation coverage. Payment is considered made on the date it is sent to the Plan.

     (f)  Termination.  Generally, continuation coverage shall terminate at the
          -----------
          end of the applicable continuation period described in subsection (b). However, continuation coverage shall terminate sooner upon the occurrence of any of the following events:

          (i) The Company no longer offers group health coverage for its employees;

          (ii) The Qualified Beneficiary fails to timely pay for the continuation coverage;

          (iii) The date on which the Qualified Beneficiary first becomes, after the date of the election of continuation coverage, covered under another group health plan. However, this provision does not apply during any time period the other group health plan contains any exclusion or limitation with regard to any pre-existing condition, other than an exclusion or limitation which does not apply to the Qualified Beneficiary or is satisfied by the Qualified Beneficiary due to HIPAA;

          (iv) The date on which the Qualified Beneficiary first becomes, after the date of the election of continuation coverage, entitled to Medicare benefits (Part A or Part B); or

          (v) The date on which a Qualified Beneficiary's coverage is terminated for cause on the same basis that the Plan terminates for cause the coverage of similarly-situated nonQualified Beneficiaries (see Section 2.7).


2.9  Certificates of Creditable Coverage.
     -----------------------------------

The Plan shall issue a certificate of Creditable Coverage in the following circumstances:

     (a) Where an individual is a Qualified Beneficiary entitled to elect COBRA continuation coverage, a certificate of Creditable Coverage shall automatically be provided no later than when a notice is required to be provided for a Qualifying Event under COBRA.

     (b) Where an individual loses coverage under the Plan and is not a Qualified Beneficiary entitled to elect COBRA continuation coverage, a certificate of Creditable Coverage shall automatically be provided within a reasonable time after coverage ceases.

     (c) Where an individual is a Qualified Beneficiary and has elected COBRA continuation coverage, a certificate of Creditable Coverage shall automatically be provided within a reasonable time after the cessation of COBRA continuation coverage or, if applicable, after the expiration of any grace period for the payment of COBRA premiums.

     (d) A certificate of Creditable Coverage shall be provided upon the request of, or on behalf of, an individual at any time within 24 months after the individual loses coverage under the Plan. Such a request must be submitted to the Plan Administrator or its agent or contractor. After such a request is received, a certificate of Creditable Coverage shall be issued as soon as administratively feasible.


                                  ARTICLE III

                                ADMINISTRATION
                                --------------

3.1  Plan Administrator.
     ------------------

Steelcase Inc. shall have the sole responsibility for the administration of the Plan and is designated as named fiduciary and Plan Administrator.

3.2  Responsibilities of Plan Administrator.
     --------------------------------------

The Plan Administrator shall have the discretionary authority and responsibility for the general administration of the Plan. The Plan Administrator's duties and powers shall include, but shall not be limited to, the following:

          (a)  Plan Benefits.  Establish Eligible Expenses and benefits,
               -------------
               Deductible and Copayment amounts, and maximum benefits payable under the Plan.

          (b)  Construction.  Construe and interpret the Plan; decide all
               ------------
               questions of eligibility; and determine the amount, manner, and time of payment of benefits.

          (c)  Procedures.  Prescribe procedures and forms to be used by
               ----------
               Participants, including procedures and forms regarding application for participation, evidence of disability, and claims.

          (d)  Disclosure.  Make all disclosures to Participants required by
               ----------
               law, including a summary description of the Plan.

          (e)  Reporting.  File all governmental reports required by law,
               ---------
               including annual and periodic reports to the Internal Revenue Service and the U.S. Department of Labor.

          (f)  Information.  Receive from, and transmit to, the Company, the
               -----------
               Benefit Administrator and the Participants all information necessary for the proper administration of the Plan.

          (g)  Financial Reports.  Receive and retain reports of the financial
               -----------------
               condition of the Plan.

          (h)  Benefit Payments.  Authorize benefits which are to be paid
               ----------------
               pursuant to the provisions of the Plan.

          (i)  Agents.  Appoint individuals or entities to assist in the
               ------
               administration of the Plan or trust and other agents it deems advisable, including legal counsel.

3.3  Benefit Administrator Appointment.
     ---------------------------------

The Plan Administrator may enter into an administration agreement with one or more Benefit Administrators, under which such Benefit Administrator(s) shall be given broad authority by the Plan Administrator to administer benefit payments under the Plan and to render other administrative services on behalf of the Plan. Any such Benefit Administrator shall review, interpret, and evaluate all claims for benefits under the Plan. Any such Benefit Administrator shall have no power to modify any terms of the Plan, or any benefit provided by the Plan; or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. The Plan Administrator shall have the sole and final discretion regarding whether any expense is covered by the Plan.

To the extent that these administrative responsibilities are assumed by a Benefit Administrator under an administration agreement, the Company shall have no responsibility for these functions. The Plan Administrator may, from time to time, amend the administration agreement or enter into similar agreements with any other Benefit Administrator as the Plan Administrator shall in its discretion select.

3.4  Standard of Care.
     ----------------

The Plan Administrator shall administer the Plan solely in the interest of Participants and for the exclusive purposes of providing benefits to the Participants and their beneficiaries and defraying reasonable expenses of administration. The Plan Administrator shall administer the Plan with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with like matters, would use in the conduct of an enterprise of a like character and with like aims. The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan, unless the act or omission violates the standard of care described in this Section. The Plan Administrator shall not be liable for any act or omission of another relating to the Plan, except as provided in Section 405(a) of ERISA.

3.5  Indemnification.
     ---------------

The Company shall indemnify each employee or agent to whom it has delegated responsibilities for the operation and administration of the Plan against any and all claims, losses, damages, expenses, and liabilities arising from any action or failure to act, except when the action or failure to act is judicially determined to be due to the gross negligence or willful misconduct of the person. The Company may choose, at its own expense, to purchase and keep in effect sufficient liability insurance for each person to cover any and all claims, losses, damages, expenses, and liabilities arising from any action or failure to act in connection with the execution of his or her duties as an employee or agent of the Company.

3.6  Interrelationship of Fiduciaries.
     --------------------------------

Each fiduciary may rely upon any direction, information, or action of another fiduciary as being proper and is not required to inquire into the propriety of the direction, information, or action. Each of the fiduciaries shall be responsible for the proper exercise of its own responsibilities.

                                  ARTICLE IV

                           COORDINATION OF BENEFITS
                           ------------------------

4.1  Generally.
     ---------

In paying or authorizing payment of benefits under this Plan, the Company may take account of benefits to which the Participant is entitled from other plans for the same loss and reduce the benefits payable under the Plan. Other plans are the following which provide health benefits:

          (a) A group health care plan or policy, on an insured or self-insured basis, including a plan or policy through a health maintenance organization, medical care corporation, health care corporation, or hospital service corporation;

          (b) A plan or policy for which partial or full employer contributions or deductions from a Participant's compensation, annuity or retirement benefits are made;

          (c) A labor-management trusteed, union welfare, employer organization or Outside Director benefit organization plan or policy;

          (d) Student coverage sponsored or provided by an educational institution;

          (e) Any state or federal governmental plan or policy, except Medicaid or any other federal plan or policy which, by law, must be disregarded in determining or making benefit payments under the Plan. A Participant shall be deemed to be covered under a state or federal government plan or policy if the Participant is eligible to be covered, even if the Participant fails to apply for or enroll in the program;

          (f) Any plan or policy whose coverage is mandated by state or federal law, except workers' compensation; and

          (g) Any plan or policy of motor vehicle insurance, whether on a group or individual basis.

Coverage under the Plan shall be coordinated with the other plans, on a "non-duplication basis." If an individual has coverage under more than one plan and this Plan is secondary, this Plan shall assure that its reimbursement level is reached but not exceeded. If both plans cover at the same percentage and this Plan is secondary, this Plan shall not make payment. If reimbursement levels are different and this Plan is secondary and provides coverage at higher percentage, this Plan shall pay the difference between the two plans, up to this Plan's limits. This shall not apply to coordination with Medicare or the dental benefit.

Benefits shall not be coordinated for individuals when both plans are provided by Steelcase Inc. or one of its Related Companies.

4.2  Coordination with Other Plans.
     -----------------------------

          (a)  General Rule.  If an individual is eligible for benefits under
               ------------
               this Plan and another plan, this Plan shall always be considered secondary (except as provided in the next subsection).

          (b)  Special Rule for Motor Vehicle Insurance.  If an individual is
               ----------------------------------------
               eligible for benefits under this Plan and a plan or policy of motor vehicle insurance, this Plan shall be primary and the plan or policy of motor vehicle insurance shall be secondary.

4.3  Medicaid.
     --------

Participants eligible for Medicaid shall be subject to the following provisions with respect to a state Medicaid program:

          (a) Payment of benefits with respect to a Participant shall be made in accordance with any assignment of rights made by or on behalf of the Participant under a state plan for medical assistance approved under Title XIX of the Social Security Act ("Medicaid").

          (b) The fact that an individual is eligible for or receives Medicaid assistance shall not be taken into account when considering eligibility for coverage or in determining or making benefit payments under the Plan.

          (c) To the extent payment has been made under Medicaid in any case in which the Plan has a legal liability for such payment, then payment under this Plan shall be made in accordance with any state law which provides that the state has acquired the rights with respect to a Participant for such payment.

4.4  Medicare.
     --------

          (a)  General Rule. For all Participants who are covered by Medicare or
               ------------
               are eligible to be covered by Medicare but have not enrolled, benefits under the Plan are provided secondary to Medicare, unless an exception to this general rule applies, as described in subsection (b).

          (b)  Exceptions.  Notwithstanding the general rule set forth in
               ----------
               subsection (a), Medicare shall be secondary to the Plan to the extent required by law, such as in the following cases:

               (i) For an active employee age 65 or older and his or her spouse age 65 or older (unless the Participant declines primary coverage under the Plan);

               (ii) For a Participant with end stage renal disease (permanent kidney failure). However, the Plan shall only be primary for the period prescribed by law. Further, this exception does not apply where the Participant became eligible for Medicare due to end stage renal disease after the date the Participant attained age 65 or became eligible for Medicare due to disability;

               (iii) For a disabled employee, provided the employee's coverage is based upon "current employment status" (as that term is defined by applicable federal law and regulations) with the Company; or

               (iv) For a disabled family member of an employee if the disabled family member is under age 65, provided the employee's coverage is based upon "current employment status" (as that term is defined by applicable federal law and regulations) with the Company.

4.5  Right to Information Regarding Other Plans.
     ------------------------------------------

The Plan Administrator may obtain information from, or provide information to, any other plan or insurance company regarding the coordination of benefits without the consent of the Participant. The Plan Administrator may also require a Participant to provide information regarding other plans the Participant participates in, or is eligible to participate in, so that the Plan Administrator may implement this Article. A Participant's intentional nondisclosure shall constitute a misrepresentation in a claim for benefits for purposes of Section 2.7.



                                   ARTICLE V

                                    CLAIMS
                                    ------

5.1  Notice and Proof of Loss Required - Medical.
     -------------------------------------------

          (a) Written notice that a Participant has incurred any expense or suffered any loss for which benefits are payable under this Plan must be furnished to the Plan Administrator or its agent or contractor within one year of the date the expense was incurred. However, the Benefit Review Committee appointed by the Plan Administrator may waive this time limit where the reason for the delay was the failure of a third party provider to supply evidence necessary to furnish evidence of the claim, or due to some other circumstance beyond the Participant's control. Except as otherwise provided in the Plan, Eligible Expenses for a medical service are considered incurred on the date the service is rendered and Eligible Expenses for a medical supply are considered incurred on the date the supply is provided.

          (b) Notice given by or on behalf of a Participant to the Plan Administrator or its agent or contractor with information sufficient to identify the Participant and the nature of the claim shall be considered proper notice.

          (c) The Plan Administrator reserves the right to reject any claim not received in a reasonable time.

5.2  Notice and Proof of Loss Required - Dental.
     ------------------------------------------

          (a) Written notice that a Participant has incurred any expense for which benefits are payable under this Plan must be furnished to the Plan Administrator within one year after the date the expense was incurred. However, the Benefit Review Committee appointed by the Plan Administrator may waive this time limit where the reason for the delay was the failure of a third party provider to supply evidence necessary to furnish evidence of the claim, or due to some other circumstance beyond the Participant's control. Except as otherwise provided in the Plan, Eligible Expenses for a dental service are considered incurred on the date the service is rendered and Eligible Expenses for a dental supply are considered incurred on the date the supply is provided.

          (b) Notice given by or on behalf of a Participant to the Plan Administrator or its agent or contractor with information sufficient to identify the Participant and the nature of the claim shall be considered proper notice.

          (c) The Plan Administrator reserves the right to reject any claim not received in a reasonable time.

          (d) When dental charges for services and supplies are expected to exceed $200, the Dentist should complete a predetermination of benefits form. If used, this form should be submitted to the Plan Administrator prior to having any of the work performed. The Plan Administrator or its agent or contractor shall review the proposed course of treatment and charges and establish the benefit amounts for the treatment that shall be covered by the Plan. The predetermination form, along with any x-rays that accompanied it, shall be returned with this information noted thereon to the Dentist. A copy shall be sent to the Participant. After the work has been completed, written notice must be supplied to the Plan Administrator. Going through the predetermination of benefits process does not guarantee either payment of benefits under the Plan or the amount of benefits payable under the Plan. Eligibility and the payment of benefits are subject to the terms of the Plan.

5.3  Examination and Release of Information.
     --------------------------------------

The Plan Administrator may require a Participant to be examined by a Physician selected and paid for by the Plan Administrator in connection with the processing of a claim. Further, as a condition for receiving benefits under the Plan, the Participant authorizes the release of all necessary information and records in connection with the processing of a claim.

5.4  Payment of Benefits.
     -------------------

          (a) The Plan Administrator or its agent or contractor shall approve, partially approve, or deny a claim within 90 days of the billing or submission of the claim. When more than 90 days are required to reach a decision regarding a claim, the Plan Administrator or its agent or contractor shall be permitted an additional 90 days to determine the amount payable. The Plan Administrator or its agent or contractor shall notify the Participant and the Plan Administrator in writing of the delay within the initial 90-day period.

          (b) Benefits payable under this Plan for any claim or loss, other than one for which periodic payments are made, shall be paid upon receipt of written proof, satisfactory to the Plan Administrator or its agent or contractor, of such claim or loss. Subject to receipt of written proof, satisfactory to the Plan Administrator or its agent or contractor, of a claim or loss for which this Plan provides periodic payments, all accrued benefits shall be paid at the expiration of each two weeks during the continuance of the period for which this Plan provides benefits. Any balance unpaid at the termination of the period shall be paid immediately upon receipt of due written proof.

          (c) If a medical or dental claim for benefits was paid by the Participant, the Plan shall reimburse the Eligible Expenses to the Participant.

               However, if the medical or dental provider has not been paid and subject to any advance written direction of the Participant, all or a portion of the benefits may be paid directly to the medical or dental provider.

5.5  Claim Review Procedure.
     ----------------------

If a claim is denied in whole or in part, the Plan Administrator or its agent or contractor shall provide the Participant with a written notice stating the amount of the claim, the amount denied, the Plan provision upon which the denial was based, a description of additional information which might permit payment of the claim, and an explanation of this claim review procedure.

The Participant may make a written request to the Plan Administrator for a review of the denied claim. The written request must be made within 60 days after the mailing date of the notice of denial or partial payment, whichever applies. The request must refer to the Plan provisions on which the request is based, and state the facts the Participant believes justify a reversal or modification of the initial decision.

The Participant may examine pertinent documents and submit pertinent issues in writing. The Participant may have an authorized representative act for the Participant in requesting a review. The Plan Administrator shall review the initial decision denying benefits and notify the Participant in writing of its decision within 60 days after receiving the written request.

5.6  Legal Actions.
     -------------

No legal action may be brought to recover benefits under the Plan until:

          (a) A claim for benefits has been submitted in accordance with the Plan;

          (b) The Plan Administrator or its agent or contractor has provided the Participant with a written notice denying the claim, in whole or in part;

          (c) The Participant has exhausted the claim review procedure set forth in Section 5.5; and

          (d) The Participant has exhausted all other appeals and remedies available under the Plan.

No legal action may be brought after the expiration of one year after the time the Plan Administrator has provided the Participant with a written notice denying the claim, in whole or in part.

If less than the entire amount of benefits claimed are paid to a Participant under the Plan, the partial payment shall be treated as a written notice denying the claim for purposes of this Section.

5.7  Facility of Payment.
     -------------------

Whenever a Participant or provider to whom benefits are directed to be paid shall be mentally, physically, or legally incapable of receiving or acknowledging receipt of a payment, neither the Company shall be under any obligation to have a legal representative appointed or to make payments to a legal representative, if appointed. Payments may be made in any one or more of the following ways, at the Plan Administrator's sole discretion:

          (a)  Direct.  Directly to the Participant or provider.
               ------

          (b)  Legal Representative.  To the legal representative of the
               --------------------
               Participant or provider.

          (c)  Relative.  To a spouse, child, or other relative, by blood or
               --------
               marriage, of the Participant or provider.

          (d)  Resident.  To a person with whom the Participant or provider
               --------
               resides.

          (e)  Benefit.  By expending the amount directly for the exclusive
               -------
               benefit of the Participant or provider.

A determination of payment made in good faith shall be conclusive on all persons. The Plan Administrator or its agent or contractor, the Company shall not be liable to any person as the result of a payment made, and shall be fully discharged from all future liability with respect to a payment made pursuant to this Section.

5.8  Nonassignability.
     ----------------

No benefit payable under the Plan is subject to alienation or assignment, whether voluntary or involuntary, except for assignment to a health care provider for services rendered or supplies provided, to the federal government in accordance with backup withholding laws, or in accordance with any assignment of rights as required by a state Medicaid program and in accordance with any state law which provides that the state has acquired the rights to payment with respect to a Participant (see Section 4.3). Any attempt to otherwise alienate or assign any benefit payable under the Plan shall be void. The right of a Participant to receive a benefit under the Plan shall not be considered an asset of the Participant or beneficiary in the event of his or her divorce, insolvency, or bankruptcy.

                                  ARTICLE VI

                           PLAN'S RIGHTS OF RECOVERY
                           -------------------------

6.1  Right to Recover Overpayments.
     -----------------------------

Whenever payments have been made by the Plan with respect to Eligible Expenses in a total amount, at any time, in excess of the maximum amount payable under the Plan's provisions, the Participant must make a refund to the Plan in an amount paid in excess of the amount payable under the Plan.

The Participant has the following obligations in this regard:

          (a) To make a refund to the Plan in an amount equal to the amount paid in excess of the amount payable under the Plan.

          (b) To help the Plan obtain the refund from another person or organization.

If the Participant or any other person or organization that was paid does not promptly refund the full amount, the Plan may reduce the amount of any future benefits that are payable. The reductions shall equal the amount the Plan paid in excess of the amount it should have paid. In the case of recovery from a source other than this Plan, the refund equals the amount of recovery up to the amount paid under the Plan. The Plan may have other rights in addition to the right to reduce future benefits.

6.2  Right to Reimbursement and Right of Subrogation.
     -----------------------------------------------

When an Illness or Injury for which any benefits are payable under this Plan is caused under circumstances which create a legal liability for some other person or party, and whenever the Plan pays any benefit under the Plan to or on behalf of a Participant, the Plan shall have a first priority right to reimbursement with regard to 100% of the payments made under the Plan.

The Plan has the right to reimbursement from any insurance coverage, judgment, settlement, or otherwise, whether such payment satisfied in full or only in part a Participant's loss. The right applies even if the damages recovered or recoverable are not for the same charges as those for which benefits were paid by the Plan. If payment is made to the Participant before the Plan is reimbursed, the Plan's right of reimbursement shall also apply to the Participant.

The Plan shall also have a right of subrogation to regain by legal action, if necessary, a first priority right to 100% of the benefits paid by it on that person's behalf from any third party against whom the person has a claim or against that third party's insurance company or plan. Subrogation shall result in savings to the Plan for the benefit of all Participants in the Plan because the cost of treatment for an Illness or Injury shall be paid by the third party who is legally responsible for such payment. The Plan is also subrogated and has a right of subrogation to any underinsured, insured, uninsured, or any other insurance plan under which a Participant is covered. For this purpose, the legally responsible third party may include, but shall not be limited to, a legally responsible person or party associated with the Illness or Injury, liability insurance coverage, automobile no-fault or medical payments insurance coverage, premises medical payments coverage, or uninsured or underinsured motorist coverage.

Pursuant to the Plan's right to reimbursement and right of subrogation, a Participant has the following obligations with respect to any third party claim:

          (a) To seek recovery from a third party (or the third party's insurer) of all amounts in connection with the Plan benefits provided (whether arranged or paid), and to notify the Plan within ten working days of any such action taken by the Participant.

          (b) To refrain from doing anything to impair, prejudice or discharge the Plan's rights.

          (c)  To assist the Plan as necessary to enforce its rights.

          (d) To reimburse the Plan in an amount equal to 100% of the benefits provided. If a Participant or any other person or organization that was paid does not promptly pay the full amount, the Plan may reduce the amount of any future benefits that are payable. The reduction shall equal the amount the Plan paid in excess of the amount it should have paid.

          (e)  To provide in a timely fashion information requested by the Plan.


                                  ARTICLE VII

                                 PLAN FUNDING
                                 ------------

7.1  Funding.
     -------

The Plan is financed through employer contributions, which are based upon a determination of anticipated benefits.

The Company reserves the right to require contributions from participating Outside Directors and retired Outside Directors, as periodically determined by the Company and communicated to Participants. The amount of required contributions may be changed from time to time without the prior consent of the Participants.

7.2  Insurance.
     ---------

Although the Plan is a self-insured plan, the Company may purchase insurance to protect from large individual and/or aggregate losses. The proceeds of any such insurance policy are payable to the policyholder are not used to provide benefits under the Plan, in no way represent security for the payment of benefits under the Plan and are not assets of the Plan. The insurance policy shall contain terms which are consistent with the provisions of the Plan and the benefits provided by the Plan. The policy may contain any additional provisions which the Plan Administrator may require. However, if there is any conflict between the terms of the Plan and any insurance policy, the terms of the policy shall control only to the extent necessary to avoid a requirement that the Plan pay benefits which are not applied against or eligible for excess or stop loss insurance coverage under the policy.


                                 ARTICLE VIII

                             MAJOR MEDICAL BENEFIT
                             ---------------------

8.1  This Article and Article IX Generally.
     -------------------------------------

The Plan provides a major medical benefit, as described in this Article. The Plan shall pay Eligible Expenses incurred by a Participant, subject to the following:

          (a) The Participant shall be required to pay a Deductible for certain services as outlined in Section 8.2;

          (b) The Participant shall be required to make Copayments for certain services as outlined in Section 8.3.

          (c) The benefits may be changed if the Participant receives the services or supplies from a PPO, provided the Participant is eligible for the PPO.

          (d) Certain benefits shall be limited to the maximum amounts specified in this Article and any Appendices.

          (e) As provided in Article IX, no expenses in excess of the Reasonable and Customary Charge shall be considered. The Eligible Expenses are also subject to the other limitations and exclusions described in Article IX.

          (f) The Eligible Expenses are subject to the maximum benefit described in Section 8.6.

8.2  Deductible.
     ----------

          (a) If a Participant incurs Eligible medical Expenses, the Participant must first pay the Deductible before any benefits are paid by the Plan. The Deductible is $100 of Eligible Expenses per Participant. The amount of the Deductible is applied only once each Plan Year against a Participant's Eligible medical Expenses. The amount of the Deductible must be accumulated within a Plan Year.

          (b)  The Deductible is liberalized in these instances:

               (i) When two or more participating family members are injured in the same accident, only one Deductible applies to all Eligible medical Expenses resulting from the accident in that Plan Year and the next Plan Year.

               (ii) When three participating family members have each satisfied their Deductible in the Plan Year, each other participating family member is considered as having then satisfied their Deductible. There is no reimbursement to family members on amounts already applied toward their Deductible but now considered satisfied.

8.3  Copayment.
     ---------

After satisfaction of the Deductible, the Plan generally pays 80% of further Eligible major medical Expenses incurred by a Participant during that Plan Year. This percentage shall vary as detailed in this Article. Once the Participant pays Eligible medical Expenses up to the Participant's annual Out-of-Pocket Expense (see Section 8.5), the Plan's Copayment generally increases to 100%.

8.4  Exceptions to Deductible and Copayment Rules.
     --------------------------------------------

Notwithstanding Sections 8.2 and 8.3, the following exceptions to the Deductible and Copayment rules apply:

          (a)  Outpatient Treatment of Mental or Nervous Disorders.  Eligible
               ---------------------------------------------------
               Expenses for the outpatient treatment of Mental or Nervous Disorders, other than Prescription Drugs, are payable at 60% if not precertified by the URP (See Section 8.7(i)). If precertified by the URP, the Copayment increases to 80% up to a maximum benefit of $80 per visit, not to exceed 50 visits per Plan Year.

          (b)  Inpatient Treatment of Mental or Nervous Disorders and Substance
               ----------------------------------------------------------------
               Abuse Treatment.  Benefit payments for the inpatient treatment of
               ---------------
               Mental or Nervous Disorders and the treatment of Substance Abuse shall be reduced by 25% when not precertified by the URP (see Sections 8.7(i) and (j)).

          (c)  Preventive Care.  Eligible Expenses for Preventive Care (see
               ---------------
               Section 8.7 (p)) are payable at 100% (no Deductible or Copayment applies), up to a maximum benefit of $500 per Participant per Plan Year.

          (d)  Chiropractic Treatment.  Charges for non-maintenance level
               ----------------------
               chiropractic services are reimbursed at 60%, up to a maximum benefit of $625 per Participant per Plan Year (See Section 8.7(q)).

          (e)  Prescription Drug Expenses.  Prescription drug Expenses are
               --------------------------
               subject to special Deductible and Copayment rules (see Section 8.7(u)).

8.5  Out-of-Pocket Expense.
     ---------------------

If the accumulated Out-of-Pocket Expense, not including the Deductible, paid by a Participant exceeds $500 for a Plan Year, the Plan shall pay 100% of all further Eligible medical Expenses for that Participant for that Plan Year. This 100% coverage does not apply to expenses for the treatment of Mental or Nervous Disorders, expenses for the treatment of Substance Abuse which are not precertified, expenses for chiropractic services, prescription drug expenses under the mail-order service and retail pharmacy prescription program, or expenses in excess of the Reasonable and Customary Charge, as described in the Plan. Out-of-Pocket Expenses may also vary with PPOs.

8.6  Maximum Lifetime Benefit.
     ------------------------

The maximum benefit payable during the lifetime of a Participant while covered under the Plan or any other Company-sponsored group health plan is $1,000,000. After the lifetime maximum is reached there shall be a reinstatement of $10,000 each March 1. The reinstated amount does not accumulate from Plan Year to Plan Year.

8.7  Eligible Medical Expenses.
     -------------------------

Eligible medical Expenses for benefits include the Reasonable and Customary Charge for the following services and supplies, incurred while a Participant:

          (a)  Hospital Room and Board.  Hospital charges for room and board
               -----------------------
               (including general or floor nursing care) up to the Hospital's standard daily rate for a semi-private room. Hospital charges for a private room, intensive care, or coronary care shall be considered Eligible Expenses when:

               (i) The patient's Physician orders the room for medical reasons; or

               (ii) The rules of the Hospital require a private room for isolation.

          (b)  Maternity Hospital.  In accordance with the Mothers' and
               ------------------
               Newborns' Health Protection Act of 1996, as amended, the Plan generally may not restrict benefits for any Hospital length of stay in connection with childbirth for the mother or newborn child to less than 48 hours following a normal vaginal delivery, or less than 96 hours following a caesarean section. However, pursuant to federal law, the Plan generally does not prohibit the mother's or newborn's attending provider, after consulting with the mother, from discharging the mother or her newborn earlier than 48 hours (or 96 hours, as applicable). In any case, the Plan may not require that a provider obtain authorization from the Plan for prescribing a length of stay not in excess of the above time periods.

          (c)  Other Hospital.  Other Hospital charges for medical care and
               --------------
               treatment.

          (d)  Nursing and Therapy.  Charges made by a registered nurse, Nurse
               -------------------
               Practitioner, licensed practical nurse or physical, occupational, or speech therapist for nursing care or treatment. Coverage is for medical restorative purposes only and not for learning disabilities.

               (i) For physical therapy, Developmental Treatment and sports-related training is not eligible.

               (ii) For occupational therapy, Developmental Treatment and cognitive treatment is not eligible.

               (iii) For speech therapy, Developmental Treatment and cognitive treatment is not eligible.

          (e)  Physician.  Physician's charges for diagnosing, treatment and
               ---------
               surgery. If multiple surgeries are performed by the same Physician on the same date of service, the Surgical Procedures are considered for payment as follows according to Plan benefit levels:

               (i)   Primary procedure - 100% of Reasonable and Customary
                     Charges.

               (ii)  Secondary procedure - 50% of Reasonable and Customary
                     Charges.

               (iii) All other procedures - 25% of Reasonable and Customary
                     Charges.

          (f)  Mastectomies and Breast Reconstruction.  Charges for a
               --------------------------------------
               mastectomy, including charges for the reconstruction of the breast on which the mastectomy has been performed, surgery and reconstruction of the other breast to produce a symmetrical appearance, and prostheses and treatment of physical complications relating to all stages of the mastectomy, including lymphedemas. Coverage shall be provided in a manner determined in consultation with the attending Physician and the patient.

          (g)  Ambulance.  Charges made by professional ambulance transportation
               ---------
               to a local Hospital when the patient's condition makes the use of any other method of transportation unsafe or when ordered by the police at the scene of an accident; or for transportation within the United States and Canada for professional ambulance, railroad or regular commercial passenger aircraft flight to the nearest treating facility equipped to furnish special treatment not available in a local Hospital.

               Treatment must be for any serious medical condition that if left untreated could cause bodily harm or cost a person their life. Minor Illnesses are not considered conditions and shall not be covered.

          (h)  Miscellaneous.  Charges for the following services and supplies:
               -------------

               (i)   X-ray examinations, and microscopic laboratory tests;

               (ii)  Anesthesia, oxygen and their administration;

               (iii) X-ray and radioactive isotope therapy;

               (iv)  Drugs and medicines prescribed or dispensed by a Physician;

               (v)   Blood, blood derivatives and their administration;

               (vi) Casts, splints, trusses, braces, crutches, surgical dressings, and initial artificial limbs or eyes;

               (vii) Repair and adjustment of artificial limbs and braces where the repair or adjustment is due to wear and tear, accident, or when Medically Necessary;

               (viii) Replacement of artificial limbs or braces subject to the following conditions:

                      (A) The replacement must be due to wear and tear or accident and the device is beyond repair, or replacement is Medically Necessary;

                      (B) The replacement device must be the same as or equivalent to the device being replaced; and

                      (C)  The device shall be replaced only once per Plan Year;

               (ix) Surgically implanted internal prosthetic devices and special appliances/devices that are worn externally, when the appliances or devices temporarily or permanently replace all or part of the functions of an inoperative or malfunctioning body organ, or an external body part, lost, weakened or deformed as a result of an Illness or Injury. When an appliance or device is covered, the Plan shall repair or replace it if that need arises because of normal growth or normal wear and tear. Coverage is for standard prosthetics and orthotic/support devices only.

               (x) Rental (or purchase, if economically justified), of non-life sustaining equipment such as a wheelchair, hospital-type bed, and equipment for the administration of oxygen. Wheelchairs are covered if the patient's condition would otherwise cause them to be bed or chair-confined. An electric wheelchair is covered if the patient is unable to operate a wheelchair manually;

               (xi) Charges for kidney, heart and other life sustaining equipment; and

               (xii)  Charges for chemotherapy and anesthetics.

          (i)  Mental or Nervous Disorders.  Charges for the treatment of a
               ---------------------------
               Mental or Nervous Disorder, subject to the special Deductible, Copayment and maximum benefit rules described in Section 8.4.
               Treatment which is precertified and case managed by the URP, is an Eligible Expense if the Participant is treated by one of the following:

               (i) An individual certified or licensed as a social worker by appropriate governmental authority where such person renders services;

               (ii) A Nurse Practitioner with a master's degree in psychiatric nursing; or

               (iii) A clinical psychologist who is licensed and certified as a psychologist by the appropriate governmental authority where such person renders service.

               Charges for the outpatient treatment of a Mental or Nervous Disorder may also include home care provided by a psychiatric mental health nurse who has experience in the field of psych/mental health, medical/surgical nursing and home care, working under the direction of a Physician.

               Charges for non-medical services (other than marital or family counseling) are not covered. Charges related to long-term therapy are not covered.

               The Plan Administrator or its agent or contractor reserves the right to determine the original or continuing eligibility of expenses for the treatment of Mental or Nervous Disorders. Such determination shall be made by a Physician or consulting psychologist of the Company's choice. Failure of the Participant to agree to such an examination shall result in termination or denial of his or her claim for the treatment of Mental or Nervous Disorders. Services not case-managed by the URP shall be paid at a reduced rate.

          (j)  Substance Abuse.  Reasonable charges for services and supplies
               ---------------
               for the medical care and treatment of Substance Abuse rendered on an intermediate care or outpatient basis, in a treatment facility which is approved by the regulatory authority having responsibility for such approval under the laws of the jurisdiction in which it is located. Covered services and supplies must be preauthorized by the URP and include:

               (i)   Chemotherapy;

               (ii)  Counseling;

               (iii) Detoxification and rehabilitation;

               (iv) Referral and orientation to specialized community resources; and

               (v)   Evaluation and diagnosis.

               Charges for the above services and supplies are limited to $3,000 per Plan Year, provided the claim has been case managed by the URP.

           (k) Home Health Care. Eligible expenses shall be paid at 80% when
               ----------------
               home health care is prescribed by a Physician for necessary care and treatment due to Illness or Injury. The benefit is paid at 100% if home health care is in lieu of hospitalization.

               (i) To receive home health care benefits, the care must be arranged for and all expenses must be approved by the Plan Administrator or case manager.

               (ii)  Home health care expenses include:

                     (A) Rental of durable medical equipment (or purchase, if
                         economically justified).

                     (B) Visiting nurses (RN and LPN) and home health aides.

                     (C) Therapists, other than for developmental deficits, such as speech, occupational, respiratory and physical therapy.

                     (D) Prescribed medications and injections.

                     (E) Surgical dressings and supplies.

                     (F) Physician's charges.

               Custodial care is not covered by the Plan, even if the Participant receives eligible home health care services along with the custodial care.

           (l) Second Surgical Opinion.  When non-emergency surgery is
               -----------------------
               recommended by a Physician for a Participant, the Participant may request another opinion from a Board certified specialist. Eligible Expenses include:

               (i) Consultation with the specialist, provided the specialist personally examines the patient or for a consultation as approved by the Plan Administrator, and the specialist furnishes a written report to the Plan Administrator or its agent or contractor; and

               (ii) Any laboratory tests and x-ray examinations and other diagnostic procedures made in connection with or as a result of any such consultation to the extent that they are not reimbursable as a diagnostic x-ray and laboratory expense.

           (m) Ambulatory Surgical Center.  If a Participant requires a Surgical
               --------------------------
               Procedure because of an Injury or Illness and such procedure is performed in an Ambulatory Surgical Center, the benefit is payable for:

               (i) Supplies furnished by the Ambulatory Surgical Center within 72 hours from the procedure; and

               (ii) Diagnostic tests performed within seven days prior to the procedure.

           (n) Convalescent/Hospice Facility Care. Convalescent/Hospice Facility
               ----------------------------------
               care is payable for Participants discharged from a Hospital confinement on account of the same or related conditions, provided a duly qualified Physician is supervising such care and certifies in writing that the patient continues to need skilled nursing care or supportive therapeutic services as part of a regimen of medical care. The benefit payable for Convalescent/Hospice Facility care for room and board and other services and supplies is up to the lesser of the facility's regular daily semi-private rate or 50% of the Hospital's regular daily semi-private rate, but not including any day of confinement after the first 120 days. Custodial care is not covered, even if provided along with the skilled nursing care.

           (o) Sub-Acute Unit.  Charges for Participants who have a determined
               --------------
               course of treatment, but do not require intensive diagnostic and/or invasive procedures.

           (p) Preventive Care.  100% of the Reasonable and Customary Charge (no
               ---------------
               Deductible or Copayment shall apply) for preventive testing expenses (minus a diagnosis) for health risk appraisals, physical exams, immunizations, blood pressure readings, blood chemistry, EKG testing, hemocults, pap smears, mammography screenings (once per Plan Year for women age 35 and over), sigmoidoscopies, PSA testing and laboratory services, up to a Plan Year total of $500 in Eligible Expenses per person. Services over $500 per Participant per Plan Year shall not be considered for payment. If a new diagnosis is found as a result of a wellness physical exam, the eligible charges shall be paid at the preventive care level.

           (q) Chiropractic Expenses.  Chiropractic expenses are payable at 60%,
               ---------------------
               subject to a limit of $625 per Participant per Plan Year, for the detection and correction, by manual or mechanical means (including incidental x-rays) of a structural imbalance, distortion or subluxation for the removal of nerve interference where such interference is the result of or related to distortions or subluxations of misalignment of the vertebrae column. Care is not to be used in conjunction with physical or occupational therapy, Maintenance Treatment, Chronic Treatment or Preventive Care.

           (r) Organ and Tissue Transplants.  Benefits are payable for all
               ----------------------------
               charges made in connection with the organ or tissue transplants listed below. The transplant and all related services must be approved as Medically Necessary by the Plan Administrator. The Plan Administrator has entered into agreement(s) with one or more third party providers to assist in the administration and management of organ and tissue transplants. Generally, if a Participant is considering an organ or issue transplant, the Participant must consult with the Plan Administrator and the applicable third party provider and utilize the third party provider's pre-approved transplant facility and transplant providers, except as otherwise provided below.

               No benefits are payable if the services are not performed at a pre-approved transplant facility. However, the Plan Administrator may, at its discretion, refer the patient to another facility. Benefits are payable at the same level as if the care and treatment had been received from a pre-approved transplant facility approved by the Plan Administrator.

               The Plan Administrator should be notified as soon as possible after a transplant listed below is considered. The Plan Administrator must be notified of the date the donor search begins, the date of organ procurement/tissue harvest, and the scheduled date of the transplant. If the Plan Administrator is not notified as required, no benefits are payable.

           (i) Eligible Procedures.  Benefits are payable for charges made by a
               -------------------
               pre-approved transplant facility for the following organ or tissue transplant procedures:

               (A)  Bone marrow/stem cell transplants.

               (B)  Heart transplants.

               (C)  Heart/lung transplants.

               (D)  Kidney transplants.

               (E)  Pancreas transplants.

               (F)  Kidney/pancreas transplants.

               (G)  Liver transplants.

               (H)  Lung transplants.

               (I) Other transplant procedures when the Plan Administrator determines that the procedure is Medically Necessary and the procedure is performed at a transplant facility approved by the Plan Administrator.

           Benefits are payable for all Medically Necessary care and treatment given by a transplant facility and providers approved by the Plan Administrator, including, but not limited to, an evaluation for one of the procedures listed above, pre-transplant care given after the evaluation, including diagnostic tests and x-rays, organ search and procurement/tissue harvest and preparation, surgery and recovery, or post-discharge follow-up for up to one year after the transplant. Follow- up care given by a facility or providers not included in the applicable third party's program is also covered if approved by the Plan Administrator.

           In the case of an organ or tissue transplant, if the donor is not a Participant, benefits are payable only if the expenses are not payable from any other source.

           (ii) Covered Non-Medical Services.  The following non-medical
                ----------------------------
                services shall be provided for organ and tissue transplants only:

                    (A) Charges made in connection with the search for bone marrow/stem cells from a donor who is biologically related to the patient. However, there is a maximum benefit of $15,000 payable for all charges made in connection with the search.

                    (B) Reimbursement for travel and lodging expenses, provided the transplant recipient resides more than 50 miles from the designated transplant facility, as follows:

                         . Transportation of the patient and one companion who is traveling on the same day(s) to and/or from the site of the qualified procedure for purposes of the evaluation, the transplant procedure and the necessary post-discharge follow-up. However, in the case of a Dependent minor child who is in need of a covered transplant, the transportation of two companions shall be covered.

                         . Reasonable and necessary lodging and meals for the patient (while not confined) and companion(s). Reimbursement benefits are payable up to a maximum of $50 per day per person.

                    There is an overall lifetime maximum of $10,000 per Participant for transportation, lodging and meal expenses incurred by the Participant and all companion(s) in connection with all covered transplant procedures. All air travel and hotel lodging must be approved in advance by the national transplant unit.

          (s)  Infertility Expenses.  Tests or procedures to diagnose the cause
               --------------------
               of infertility are Medically Necessary as are drug therapy and Surgical Procedures to treat the cause of infertility. Covered services include the following:

               (i)  Diagnostic Work-up for Females:
                    ------------------------------

                    (A)  Antibody testing;

                    (B)  Laparoscopy/hysteroscopy;

                    (B)  Hysterosalpingram;

                      (D)  Serology; and

                      (E)  Other miscellaneous laboratory services.

               (ii)   Diagnostic Work-up for Males:
                      ----------------------------

                      (A)  Same laboratory tests as females;

                      (B)  Semen analysis;

                      (C)  Sperm count; and

                      (D)  Post coital test.

               (iii)  Covered Surgical Procedures:
                      ---------------------------

                      (A) Tuboplasty, except to reverse previous voluntary sterilization;

                      (B) Salpingoplasty, except to reverse previous voluntary sterilization;

                      (C) Surgical correction of a congenital deformity of the reproductive system; and

                      (D)  Cervical cerclage.

               Drug therapy is covered for four cycles and if pregnancy has not occurred, additional medical documentation must be provided before allowing ongoing treatment. This consists of office notes during the past four cycles, lab values (including FSH and LH) and ultrasound results.

          (t)  Sexual Dysfunction/Impotency.  Prescription drugs to treat sexual
               ----------------------------
               dysfunction or impotency (e.g., Viagra) provided the patient has one of the following underlying conditions and is currently in treatment for this condition:

               (i)   High blood pressure;

               (ii)  Diabetes;

               (iii) Depression, as a result of impotency; or

               (iv)  As a result of prostate surgery.

               A total of eight pills per month shall be covered only through the Company's mail-order and retail pharmacy prescription program.

          (u)  Prescription Drugs.  A Participant may fill orders and refills
               ------------------
               for prescription drugs through the prescription drug card program. Under the prescription drug card program, the Plan shall pay 100% of the Reasonable and Customary Charge, in excess of the prescription Copayment amount, for each prescription or refill of a prescription drug pursuant to the Company's mail-order and retail pharmacy options. For this purpose, the prescription Copayment amount is as follows:

               Mail-order copay (for supply of    $10 per generic drug
               three months or more)              $15 per brand-name drug
                                                  ($20 as of March 1, 2001)
               Participating retail pharmacy      $5 per generic drug ($7 as of
               copay (for supply of 30 days       March 1, 2000)
               or less)                           $10 per brand-name drug
                                                  ($15 as of March 1, 2000 and
                                                  $20 as of March 1, 2001)

          (v)  Hospice Care: Effective as of March 1, 2001, in addition to the
               ------------
               coverage described in subsection (n), the Plan shall also provide coverage under a Hospice Program for the Reasonable and Customary Charges incurred by a Terminally Ill Participant upon the recommendation of the Participant's Physician. Eligible Expenses include:

               (i) Hospital inpatient expenses for services and supplies if the confinement is part of the Hospice Program;

               (ii) Supplies and medications not already covered by the Prescription Drug Benefit;

               (iii) Services of a Physician or Nurse who develops the Hospice
                     Program for the Terminally Ill Participant;

               (iv)  Physician visits;

               (v)   Certain services of a nurse;

               (vi) Rental of Durable Medical Equipment (or purchase, if the Plan Administrator determines purchase is more cost effective);

               (vii) Home health aide services for support in the home and the supervision of a nurse or licensed therapist; and

               (viii) Therapy services provided by licensed therapists.

8.8  Managed Health Care Benefits.
     ----------------------------

The Company has entered into agreements with one or more URPs. A URP provides health care utilization and management services for Participants. Participants are required to notify a URP with regard to certain types of medical treatment they receive. Failure to contact a URP when required by the Plan may result in the denial of a portion of the benefits that otherwise would be payable (see, for example, Section 8.4). In other instances, unless the URP is notified and preapproval is obtained, services may be incurred which are determined, upon review of a claim, not to be Medically Necessary and therefore, not covered by the Plan.

Participants shall not be charged for contacting the URP. However, contacting the URP does not guarantee either payment of benefits under the Plan or the amount of benefits payable under the Plan. Eligibility and the payment of benefits are subject to the terms of the Plan.

In addition to the benefits specified in the Plan, the URP may recommend, after review and consultation with a patient's attending Physician, for care which is not specifically outlined in the Plan. This enhancement is intended to provide the most appropriate level of care for the patient. The URP cannot, however, require a change in the patient's level of care without the full approval and cooperation of the attending Physician. After any alternative care is initiated, the URP shall monitor the care to ensure that the most appropriate level is maintained. This provision shall not increase any stated Plan maximums.

                                  ARTICLE IX

                         MEDICAL EXPENSES NOT ELIGIBLE
                         -----------------------------

Medical benefits are not payable for expenses incurred in connection with the following:

          (a)  An Illness or Injury resulting from war.

          (b) Dental work or treatment, eye examinations, eye glasses, hearing aids and cosmetic surgery -- except for charges to treat Injuries which are incurred within 24 months after the accident, if the treatment giving rise to them begins within 90 days after an accident sustained while covered under the Plan. Dental work and treatment is covered only for an Injury to natural teeth.

          (c) Charges for Substance Abuse treatment in excess of $3,000 per Plan Year or greater than 60% if not case managed.

          (d) Charges for outpatient treatment of a Mental or Nervous Disorder greater than 80% or $80 per day or 60% if not case managed or for more than 50 visits per Plan Year. Long-term therapy and charges for non-medical services other than marital or family counseling are also not covered.

          (e) Any condition for which an individual receives medical advice, diagnosis, care, or treatment during the six-month period immediately preceding his or her enrollment date. For this purpose, an individual's enrollment date is the individual's first date of coverage. Any charges related to such a pre-existing condition shall not be paid until the expiration of the earliest of the following two dates:

               (i) The last day of the three-consecutive month period during which the individual has not received any medical advice, diagnosis, care or treatment for the pre-existing condition; or

               (ii) The last day of the six-month period (for an Outside
                    Director) or 12-month period (for a Dependent) ending on the individual's enrollment date. These periods shall be reduced by the individual's days of prior Creditable Coverage. For this purpose, Creditable Coverage means coverage of an individual under a group health plan, a group or individual health insurance policy, an HMO, Medicare, Medicaid, a public health plan or any other health plan as required by HIPAA. However, any days of Creditable Coverage that occurred before a significant break in coverage of at least 63 consecutive days shall not be counted. Any waiting period for coverage shall not be considered Creditable Coverage but shall toll the 63-consecutive-day period for determining if a significant break in coverage has occurred. An individual has a right to request a certificate of Creditable Coverage from a prior group health plan or health insurance issuer. The Plan shall assist the individual in obtaining such a certificate of Creditable Coverage, if necessary, upon the individual's request.

               An individual shall not be subject to this pre-existing condition exclusion in connection with any pregnancy expenses. Further, this pre-existing condition exclusion shall not apply to a newborn child or an adopted child who is timely enrolled; or to a person whose coverage resumes following an FMLA leave.

          (f) Charges for which there is no legal obligation for payment or for which no charge would be made in the absence of insurance.

          (g) Charges reimbursable by any governmental program, including Medicare Parts A and B, Medicaid, or any successor program, for which a Participant is eligible, even if the Participant has not enrolled. The benefit payable by this Plan is the excess, if any, of the normal benefit over the amount paid or payable by such program.

          (h)  Charges relating to pregnancy incurred by a Dependent child.

          (i) Charges for cosmetic, custodial, Maintenance Treatment or experimental care.

          (j) Drugs, treatment, services or supplies which are considered investigational because they do not meet generally accepted standards of medical practice in the U.S. This includes any related confinement, treatment, services or supplies.

               A treatment is to be considered investigational if valid scientific evidence shows that the consensus of opinion among peers is that further trials or studies are needed to determine its maximum tolerated dose, its safety and its efficacy compared with standard treatments. Valid scientific evidence means published reports and articles that have been peer reviewed by appropriate experts in the medical community as to their quality and credibility.

          (k) Charges for the reversal of an earlier vasectomy or tubal ligation, except when the earlier procedure was performed as a result of an Injury or Illness.

          (l) Charges for a Surgical Procedure to correct refraction errors of the eye, including any confinement, treatment, services or supplies given in connection with or related to the Surgical Procedure.

          (m) Charges in connection with an Illness or Injury which happens during, or as a result of, work at any job for pay or profit and/or for which the Participant is eligible to receive workers' compensation benefits.

          (n)  Home health care when:

               (i) The Participant is not under the care and treatment of a Physician.

               (ii) There is custodial care or care which is comprised of accommodations (including room and board and other facility services) and nursing services provided a Participant because of age or other mental or physical condition, primarily to assist such person in the activities of daily living.

               (iii) There is an Injury or Illness connected with employment with any employer.

               (iv)  There is treatment which is not Medically Necessary.

               (v)   There are charges in excess of the cost of hospitalization.

               (vi)  There are charges for personal comfort items.

               (vii) There are charges for meals, general housekeeping or childcare services.

          (o) Copayments under the mail-order service and retail pharmacy prescription program covered by this Plan.

          (p) All services and supplies relating to infertility and abortions including, but not limited to, artificial insemination, in-vitro fertilization, embryo or ovum transfer procedures, any other assisted reproduction procedure, surrogate parenting, elective abortions and services to reverse voluntary sterilizations.

          (q) Drugs for the treatment of sexual dysfunction if there is not an underlying diagnosis in addition to impotency and the patient is not currently in treatment for that underlying diagnosis.

          (r) Charges for the treatment of Mental or Nervous Disorders or Substance Abuse have not been case-managed, in excess of 60% of the charges.

          (s)  Charges for tissue or organ transplants where:

               (i) The transplant is not Medically Necessary as determined by the Plan Administrator.

               (ii) The procedure is considered investigational because it does not meet generally accepted standards of medical practice in the United States. This includes any related confinement, treatment, service or supply.

               (iii) The care and treatment is not performed at a preapproved facility, unless the Plan Administrator has referred the patient to the facility.

               (iv) The charges are for the purchase or shipment of home furnishings, automobiles or personal belongings.

          (t) Educational services and services for behavioral disorders are not covered, such as:

               (i) Services for remedial education, including evaluation or treatment of learning disabilities, developmental and learning disorders, and behavioral training.

               (ii) Services, treatment or diagnostic testing related to learning disabilities, development delays, or adult attention deficit disorders.

               (iii) Education testing or training.

               (iv)  Services and supplies for mental retardation and senility.

               (v)   Speech therapy for developmental delay.

               (vi)  Cognitive rehabilitation.

               (vii) Prescription medication (and the monitoring of the
                     medication) for the treatment of attention deficit disorders and attention deficit hyperactivity disorders is excluded for Participants over the age of 19. These services are covered for Participants age 19 and under.

          (u)  Prescription Drugs.
               ------------------

               (i) Drugs that do not by federal or state law, require a prescription order (e.g., over-the-counter drugs).

               (ii) Any legend drugs for which an over-the-counter equivalent is available without a prescription order (e.g., Lotrimin).

               (iii) Schedule V controlled substances available without a prescription order.

               (iv) Therapeutic or testing devices, appliances, and medical supplies, support garments and other non-prescription supplies or substances regardless of their intended use.

               (v) Injectable drugs, except insulin and Imitrex. Self-administered drugs prescribed by a provider and obtained through a pharmacy, may be certified upon review by the Plan Administrator.

               (vi) Syringes, needles or disposable supplies, other than disposable syringes and needles prescribed with injectable insulin.

               (vii) Any charges for the administration of prescribed legend drugs or injectable insulin.

               (viii) Cosmetics or any drugs used for cosmetic purposes (e.g.,
                      Retin A (for wrinkles), Rogaine, health or beauty aids, non-prescription medications and testing reagents (e.g., Chemstrips), insulin pumps and tubing for insulin pumps).

               (ix) Multivitamins (except prenatal vitamins) and nutritional supplements, except when these are the only means of nutrition.

               (x) Drugs used for the purpose of weight reduction (e.g., appetite suppressants).

               (xi) Antineoplastic (chemotherapy) drugs, except in oral dosage form.

               (xii) Nicorette or other smoking cessation aids or drugs. However, Zyban shall be covered by the prescription drug mail-order program when prescribed for smoking cessation purposes.

               (xiii) Any medication prescribed in a manner other than in accordance with the Plan's procedures.

               (xiv) Prescription drugs for procedures and services that are not covered services.

               (xv) Any medication that is consumed or administered at the place where it is dispensed.

               (xvi)  Replacement of lost or damaged prescriptions.

               (xvii)  Drugs for which no charge is made to the recipient.

               (xviii) Oral contraceptives.

               (xix) Any drug labeled "Caution: Limited by Federal Law to Investigational Use," and any experimental drugs.

               (xx) Drugs not approved by the Food and Drug Administration under the Federal Food, Drug and Cosmetic Law and regulations.

               (xxi) Refills in excess of the amount specified by the prescribing Physician and any refill dispensed after one year from the order of the prescribing Physician.

               (xxii) The Plan shall not be eligible for any claim or demand for injury or damage arising out of or in connection with the manufacturing, compounding, dispensing, or use of any prescription drug, or any other item, whether or not the Plan covers the drug or other item.

          (v)  Charges which are greater than the Reasonable and Customary
               Charge.

          (w) Charges which are not Medically Necessary, except where specifically covered by the Plan (e.g., Preventive Care). The fact that a Physician may approve a service or supply does not itself make the expense Medically Necessary under this Plan.

          (x) Charges for services provided to a Participant by the Participant, the Participant's spouse; the Participant's grandchild or grandparent; or a child, brother, sister or parent of the Participant or the Participant's spouse; or by a person who resides in the Participant's household.

          (y) Charges for care or treatment, unrelated to psychiatric conditions, resulting from intentionally self-inflicted Injury, Illness, or resulting from criminal acts.

          (z) Charges for the treatment of any Illness or Injury to which a contributing cause was the Participant's commission of or attempted commission of a felony or a misdemeanor involving serious bodily harm.

          (aa) Reduction mammoplasty unless there is no less intensive or more appropriate treatment available and all criteria as outlined by the Plan Administrator are met.

                                   ARTICLE X

                                DENTAL BENEFIT
                                --------------

10.1 This Article Generally.
     ----------------------

          (a) The Plan shall pay all or a portion of the Reasonable and Customary Charge for non-PPO providers and all or a portion of the predetermined fees for PPO providers for the various types of dental services as detailed below.

          (b)   The Plan pays:

                    100% of Preventive Services
                    90% of General Services
                    50% of Prosthetic Services
                    50% of Orthodontic Services

10.2 The Maximum.
     -----------

          (a) For each Participant, there is a maximum annual benefit of $1,000 per Plan Year for each year for Preventive, General and Prosthetic services.

          (b) For each Participant, there is a $1,200 lifetime maximum for orthodontic treatment. This maximum amount shall increase to $1,500 as of March 1, 2001. Participants age 19 and over, must receive orthodontic treatment solely for medical reasons in order to receive Plan coverage. Payments for orthodontic treatment do not reduce the Plan Year maximum for Preventive, General and Prosthetic services.

10.3 Eligible Dental Services.
     ------------------------

          (a)   Preventive Services.  The following Preventive services are
                -------------------
                eligible under the Plan:

               (i)    Oral examinations - up to two per Plan Year.

               (ii) Prophylaxis and periodontal cleanings - up to two per Plan Year.

               (iii) Fluoride applications - up to one per Plan Year for Dependent children under age 19 provided the treatment is performed in a Dentist's office.

               (iv) Space maintainers and their fitting - when used to replace permanently lost or extracted teeth; limited to non-orthodontic treatment.

               (v) Emergency office visits for relief of dental pain, provided no dental benefits, other than for x-rays, are paid for under the Plan on the same day.

          (b)  General Services.  The following General services are eligible
               ----------------
               under the Plan:

               (i) Full mouth x-rays, including panoramic film - payable once in any 36 consecutive months.

               (ii)   Bitewing x-rays - payable twice within a Plan Year.

               (iii) Fillings - needed to restore the structure of teeth broken down by decay.

               (iv) Extractions - except for those required in connection with orthodontic treatment. Includes the extraction of partial or bony impacted teeth, complete bony impacted teeth, complete bony impacted teeth with unusual surgical complications, and soft tissue impacted teeth.

               (v) Oral surgery - except for those required in connection with orthodontic treatment.

               (vi)   Endodontics

               (vii)  Periodontics

               (viii) Inlays, onlays, crowns, and gold restorations - provided the teeth:

                      (A)   Have been broken down by decay or Injury; and

                      (B) Cannot be reconstructed by use of amalgam (silver), porcelain, plastic and composite/resin, silicate, acrylic or plastic restorations.

               (ix) Repair or recementing of crowns, inlays, onlays, bridgework or dentures or relining or rebasing of denture s -provided such service occurs more than six months after the installation of the initial or replacement denture. In addition, not more than one relining or rebasing is payable for any one denture in any period of 36 months. If the Plan pays for a new denture, it shall not pay for the repair or rebasing of an old one.

               (x) General anesthesia, only when Medically Necessary in conjunction with oral or dental surgery, and if the anesthetic agent produces a state of unconsciousness, with absence of pain sensation over the whole body. IV sedation is considered part of the allowance for the extraction or oral Surgical Procedure.

          (c)  Prosthetic Services.
               -------------------

               (i)    The following Prosthetic services are eligible under the
                      Plan:

                      (A) Charges for full or partial dentures, fixed bridges, or adding teeth to an existing denture or bridgework if required because of loss of natural teeth, or to replace an existing denture or bridgework which cannot be made serviceable and which is over five years old or the denture or bridgework has been damaged beyond repair as a result of an Injury.

                      (B) The replacement of a temporary denture by a permanent denture if done within 12 months from the date of installation of the temporary denture.

                      (C) Sealant treatments for children up to age 14, limited to permanent molars (lifetime maximum), not to exceed $160 in total benefits payable.

                      (D) Charges for occlusal guards only when used to treat bruxism.

               (ii)   The following specific exclusions apply to Prosthetics:

                      (A) Charges for specialized techniques involving precision attachments, personalization or characterization.

                      (B) Additional charges made by the installing Dentist for adjustments to a prosthetic device during the six months following installation of the device.

                      (C) Covered charges for both a temporary and permanent prosthesis or a duplicate is limited to the charge for one permanent prosthesis.

     (d)       Orthodontic Services.  The following Orthodontic services are
               --------------------
               eligible under the Plan:

               (i) Straightening of teeth, including diagnostic procedures and appliances to align the teeth, for Participants under age 19.

               (ii) Orthodontic treatment commencing at age 19 or older is only eligible when the treatment is for non-cosmetic reasons, is for medical reasons and is deemed necessary by a Physician or Dentist.

               An orthodontic charge is deemed incurred the date the service is rendered or the supply is furnished. If orthodontic treatment is terminated for any reason before completion, only the charges for orthodontic services actually received shall be reimbursed by the Plan. Orthodontic benefits terminate when coverage under the Plan terminates. Payment of benefits for orthodontic treatment shall be made in quarterly installments during the course of treatment, but not in advance of services incurred. Payments shall stop when the person ceases to be covered.

               The total amount payable for all expenses incurred for orthodontics during a person's lifetime shall not be more than the orthodontia maximum described in Section 11.2 regardless of any break in his or her coverage for these dental benefits.

               Payment for comprehensive full banded orthodontic treatment is made in installments. Payment of benefits shall be made every three months. The first payment becomes payable when the appliance is installed. Later payments are payable at the end of each three-month period. In determining the first installment, the Plan Administrator assigns 25% of the charge for the entire course of treatment to the appliance. The rest of such charge is prorated over the estimated duration of such treatment. These payments are made only for services performed while a person is covered by the

               Plan. If coverage or treatment on a person ceases during a period, the amount payable for the period shall be prorated.

          (e)  Miscellaneous.  A charge is deemed incurred as of the date the
               -------------
               service is rendered or the supply is furnished. There are three exceptions:

               (i) The charge for dentures, either full or partial, shall be considered incurred when the impression is taken for the appliances, and/or the abutment teeth are fully prepared.

               (ii) The charge for fixed bridgework, crowns, and gold restoration shall be considered incurred when the tooth is first prepared.

               (iii) The charge for root canal therapy shall be considered incurred when the pulp chamber of the tooth is opened.

          (f)  Eligible Dental Benefits After Termination of Coverage.  The
               ------------------------------------------------------
               following dental benefits are eligible after coverage under the Plan terminates:

               (i) If a first impression is taken and/or abutment teeth fully prepared for fixed bridgework, full or partial dentures, crowns, inlays, onlays or gold restorations prior to termination of coverage and the service or supply is furnished within 90 days after the coverage terminates.

               (ii) If a tooth was opened for root canal therapy prior to termination of coverage and the service or supply is furnished within 90 days after the coverage terminates.

10.4 Dental Expenses Not Eligible.
     ----------------------------

Dental benefits are not payable for expenses incurred in connection with the following:

          (a) Treatment by someone other than a Dentist or Physician, except where performed by a duly qualified technician under the direction of a Dentist or Physician;

          (b)  Services and supplies partially or wholly cosmetic in nature;

          (c) Pontics or crowns which are tooth colored in back of the second bicuspid;

          (d) Training in or supplies used for dietary counseling, oral hygiene or plaque control;

          (e) Procedures, restorations and appliances to increase vertical dimension or to restore occlusion;

          (f) Services and supplies in connection with Injury caused by war, whether declared or not, or by international armed conflict;

          (g)  The replacement of a lost, missing or stolen prosthetic device;

          (h)  The replacement or repair of an orthodontic appliance;

          (i) Functional/myofunctional therapy performed by other than a Dentist or Physician;

          (j) Services furnished an eligible Outside Director or Dependent by a medical department, clinic, or similar facility provided or maintained by such person's employer;

          (k)  Implantalogy, including any prosthetic device attached to it;

          (l) Failure to keep scheduled visits or charges for the completion of any forms;

          (m) Services or supplies to the extent for which benefits are payable under any health care program supported in whole or in part by funds of the U.S. government or any state or political subdivision thereof;

          (n) Services or supplies which do not meet or are not necessary according to accepted standards of dental practice, including services or supplies which are experimental in nature;

          (o) Expenses incurred in connection with Illness or Injury sustained while doing any act or thing pertaining to any occupation or employment for remuneration or profit; or an Illness or Injury for which benefits are payable in accordance with the provisions of any workers' compensation or similar law.

          (p) Expenses incurred while confined in a Hospital operated by the U.S. government or in an agency thereof, or charges for which there would be no requirement to pay if there was no coverage.

          (q) Dental expenses for a Dependent who is entitled to benefits as an Outside Director or former Outside Director of the Company or a Dependent of two Steelcase Outside Directors;

          (r) Expenses in excess of the Reasonable and Customary Charges for professionally adequate treatment;

          (s)  Peridontal splinting;

          (t) Charges made for any services or supplies which are covered under other provisions of the Plan;

          (u)  Nitrous Oxide or its equivalent (local anesthetics);

          (v) Fluoride medication or fluoride applications for those age 19 and over;

          (w)  Actisite for the promotion of gum growth;

          (x) Porcelain or acrylic veneers of crowns or pontics on or replacing the upper and lower first, second or third molars;

          (y) Bite registrations; precision or semi-precision attachments; or splintings;

          (z) Charges which are not Medically Necessary, except where specifically covered by the Plan (e.g., preventive care);

          (aa) Charges for services provided by an immediate relative or member of the Participant's household;

          (bb) Charges for the treatment of an Illness or Injury to which a contributing cause is a Participant's commission of or attempted commission of a felony or a misdemeanor involving severe bodily harm; and

          (cc) Services directly to the teeth for the treatment of temporomandibular joint dysfunction syndrome (TMJ) whether provided by a Dentist or Physician.

10.5 Special Rules.
     --------------

          (a) See Section 5.2(d) for the predetermination of benefits provisions.

          (b) If a person is covered under another plan (as defined in Section 4.1), all dental benefits shall be coordinated to prevent duplicate payment of the benefits. 100% of the total allowable expense is considered and claims are coordinated so that the Participant may receive a maximum of 100% payment where this Plan is secondary.

                                  ARTICLE XI

                       ADOPTING AND SUCCESSOR EMPLOYERS
                       --------------------------------

11.1 Adopting Employers.
     ------------------

With the written approval of Steelcase Inc., any Related Company may adopt the Plan for the benefit of its eligible Outside Directors. Adoption shall be accompanied by the execution of an adoption agreement in a form satisfactory to Steelcase Inc. The adoption agreement shall specify the effective date of the adoption.

11.2 Successor Employer.
     ------------------

If the Company transfers substantially all of its business by sale, merger, consolidation or reorganization, the Plan may be adopted by the successor entity upon acceptance in writing of the terms of the Plan by the successor. The successor shall then succeed to all of the power, rights and duties of the Company under the Plan. If the successor does not adopt the Plan, then the Plan shall terminate as provided in Section 1.3.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

12.1 Captions.
     --------

The captions contained in this Plan are included solely for convenience in locating various provisions and are not determinative of the intent or scope of these provisions.

12.2 Construction.
     ------------

The Plan shall be construed to prevent duplication of benefits and to cover expenses specifically included within each type of benefit. Each type of benefit shall be considered exclusive of each other type of benefit to prevent benefits which are not specifically included within a type of benefit from being paid by the Plan.

12.3 No Vested Rights.
     ----------------

A Participant does not have any vested right to current or future benefits under the Plan. A Participant's right to benefits is limited to the assets held for the Plan and to claims incurred before the earliest of the following dates: The amendment of the Plan, the termination of the Plan, the expiration of the applicable limitations period and the Participant's termination of participation (including any extension of participation for which the Participant has properly elected and paid).

12.4 Participants' Rights.
     --------------------

Except as may be required by law, the existence of the Plan shall not give any Participant or beneficiary any equity or other interest in the assets, business, or affairs of the Company; the right to challenge any action taken by the Company's officers, directors, or stockholders, or any policy adopted or followed by the Company; or the right to examine any of the books and records of the Company. The rights of all Participants and beneficiaries shall be limited to their right to receive payment of their benefits when due and payable in accordance with the terms of the Plan.

12.5 Counterparts.
     ------------

This instrument may be executed in any number of counterparts each of which shall be considered an original.

12.6 Severability.
     ------------

The unenforceability of any provision of the Plan shall not affect the enforceability of the remaining provisions of the Plan.

12.7 Governing Law.
     -------------

To the extent not preempted by ERISA, the Plan shall be construed in accordance with the laws of the state of Michigan.

IN WITNESS OF WHICH, the Company has adopted this Plan document effective March 1, 1999.

                                    STEELCASE INC.

                                    By /s/ Nancy W. Hickey
                                       ------------------------------

                                         Its Sr.Vice President,
                                             ------------------------
                                             Global Human Resources
                                             ------------------------

                                   SCHEDULE A


Participating Related Company            Date Participation Began
-----------------------------            ------------------------